Posting Supplement No. 257 dated June 26, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 372239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372239	$4,550	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372239. Member loan 372239 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,498 / month
Current employer:	Paul Bell	Debt-to-income ratio:	21.18%
Length of employment:	9 years 4 months	Location:	Oakland, CA

Home town:	Oakland
Current & past employers:	Paul Bell, Carpenters Local Union 713
Education:	Merritt College

This borrower member posted the following loan description, which has not been verified:

I have been married for one year now. My husband and I are in the market to purchase a new home as we have now rented out our former residence. We have been approved through our lender for 225K at this time, but we are looking for more purchasing power by eliminating current credit debts which is why I am looking to obtain this loan to consolidate a total of four of my credit debts. I only have five credit files total, with one being my car note. I am not attempting to modify this account because it is a joint account with my husband and he takes care of the payment for that. However I do have three credit cards and one signature loan that I would use this loan if obtained to pay off. I have no collections and I am current on every account and I will add that I have never been late. It's just that at this point with the economy the way it is I would prefer to have one bill with one due date instead of variations across the board. I have a job that I have been working for 9+ years as well as I recieve SS Disability and child support, also financial support from my husband. I know it is hard to believe one's word when you don't know them personally, therefore I can only offer my credit rating as being sufficient enough to support my statement that if in fact I am given this loan, it will be paid back on time and in full.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,125.00	Public Records On File:	1
Revolving Line Utilization:	64.30%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 375929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375929	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375929. Member loan 375929 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,187 / month
Current employer:	WVDOT	Debt-to-income ratio:	4.05%
Length of employment:	6 years 5 months	Location:	parkersburg, WV

Home town:	Charleston
Current & past employers:	WVDOT, S&S Engineering
Education:	Marietta College

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate high interest store name credit cards used for renovation of my home. I've been in my house over two years and haven't missed a payment by even a day.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 377472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377472	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377472. Member loan 377472 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Internet Company	Debt-to-income ratio:	5.74%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Internet Company
Education:	Virgina Tech

This borrower member posted the following loan description, which has not been verified:

I always pay my bills on time. Just want to move some debt to a lower interest rate.

A credit bureau reported the following information about this borrower member on February 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$132,103.00	Public Records On File:	1
Revolving Line Utilization:	14.20%	Months Since Last Record:	62
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382516	$20,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382516. Member loan 382516 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Bellco Glass, Inc	Debt-to-income ratio:	15.10%
Length of employment:	2 years	Location:	Vineland, NJ

Home town:
Current & past employers:	Bellco Glass, Inc
Education:	Cumberland County College

This borrower member posted the following loan description, which has not been verified:

I did not had any money for my sister marriage, so I thought to take it out from my personal credit cards and will pay back ASAP, but the credit card interest rate went up so high that my loan from credit card total amount was around $34,000.00 in mid year 2007 and I paid almost $20,000.00 till today, but my balance got down to only $14,500.00. I still have remaining debt of $19,500.00 left to pay off and I'm seeking some loan at lower interest rate, so I can get rid off my debt ASAP. I can make payments on my loan at $1000 a month or will try to pay more than that to get over with this situation as quick as possible. I'm paying 12.99% APR interest on my credit cards at this moment because of some special offers, but that interest rate is not fixed which is why I'm applying for this loan. I would like to get atleast same if not lower interest rate than that.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,738.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390572	$4,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390572. Member loan 390572 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,033 / month
Current employer:	FutureVision Technologies	Debt-to-income ratio:	14.67%
Length of employment:	3 years	Location:	West Jordan, UT

Home town:
Current & past employers:	FutureVision Technologies
Education:	Utah State University, University of Utah

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two high interest credit cards. The debt was incurred from trying to start a small business in 2007. I'm a good candidate because I have never missed a payment and am very responsible with my money.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,038.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396604	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396604. Member loan 396604 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	14.34%
Length of employment:	1 year 7 months	Location:	OKLAHOMA CITY, OK

Home town:	Oklahoma City
Current & past employers:	Self Employed, Carpenter
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

Seeking to improve and repair an investment property in OKC near the Paseo Arts district. Property has no liens and consists of a 3 bedroom 1595sf house and a 1480sf commercial building with 2 spaces that can rented individually. I plan to use one space for myself as a recording/rehearsal space for my band and rent the other space in the commercial building and the house. I plan on doing most of the repair work myself and with the help of friends. I am a carpenter by trade and have been involved in many facets of construction for the past 9 years. I have friends with experience in electrical work, HVAC, and many other construction fields.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$8,644.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402075	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402075. Member loan 402075 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,160 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	3.37%
Length of employment:	1 year 5 months	Location:	Elyria, OH

Home town:	Cleveland
Current & past employers:	Cleveland Clinic
Education:	Lorain County Community College

This borrower member posted the following loan description, which has not been verified:

My fiance and I are getting married in a year. With down payments and money due up front we are finding ourselves putting things on credit cards. We have a total of about $25,000 spread out on several credit cards that were charged up due to my schooling and our upcoming wedding. We also bought a house and soon found out that owning a home can be very pricey. We recently had close to $3,000.00 worth of plumbing done, a Kitchen remodel after we found out we had to knock out a kitchen wall to replace gas lines that had been leaking and so on and so forth. My credit report and my fiances credit report both have no negative marks as we have never been late or missed any payments on these cards. We are currently spending well over $1,000 a month to pay the credit cards down and would love to consolidate to one payment with a set pay off date as we are starting to feel that there is no end in sight. If this is something that someone would be willing to finance, this would be a huge weight lifted off of our shoulders. Thanks!

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,158.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403739	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403739. Member loan 403739 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,367 / month
Current employer:	Hartford Fire Insurance	Debt-to-income ratio:	0.41%
Length of employment:	3 years 3 months	Location:	SOUTH GATE, CA

Home town:	Hollywood
Current & past employers:	Hartford Fire Insurance, Provident Funding Associates, LLP
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan so that I may have some extra cash to qualify for a home loan. I am a responsible candidate as I have good credit and have drastically improved my credit over the last four years since I have graduated college. I have been at my current job for over 3 years and make a decent salary. I work as an auditor, so I would consider myself pretty good with finances and consider my job stable even in this economy. I am planning on purchasing a new home as the prices are now well within my range. I haven't been able to save much for a down payment as I have been making monthly rent payments and have been trying to help out my little brother with his college expenses. I would normally ask my dad for extra cash, but he was laid off a few months ago and has been dipping into his savings to make the mortgage payments. He will begin to take draws from his IRA next year so I don't want to bother him until then. Right now I want to take advantage of government programs that offer credit to first time home buyers while I can and while the prices on homes are low. I would really appreciate any extra cash as it would help me finally purchase my first home.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$411.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409840	$14,400	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409840. Member loan 409840 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Cargill	Debt-to-income ratio:	12.40%
Length of employment:	7 months	Location:	WAUKESHA, WI

Home town:	Sioux City
Current & past employers:	Cargill, Interbake Foods
Education:	Liberty University

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay of my personal debt from a business. We have just sold the business, so I will not accrue more debt from this, but we need to pay it off now so that is why I am securing a loan.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411341	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411341. Member loan 411341 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$9,167 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	0.46%
Length of employment:	8 years 4 months	Location:	Camillus, NY

Home town:	Rochester
Current & past employers:	Lockheed Martin Corp.
Education:	SUNY at Buffalo, Columbia College or Missouri

This borrower member posted the following loan description, which has not been verified:

Will pay often and as early as possible

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,373.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414873	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414873. Member loan 414873 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$14,000 / month
Current employer:	Wander Lust Entertainment	Debt-to-income ratio:	1.81%
Length of employment:	4 years 9 months	Location:	ST Louis, MO

Home town:	St Louis
Current & past employers:	Wander Lust Entertainment, Wander Lust Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

We are producing a TV show on MTV this summer about a basketball team that Travels the country performing in games and working with underprivileged Kids. We have sponsors in place but we are just working through the Contracts and the red tape associated with that process. We will use the Money to sign our players and pay them their salaries.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,832.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415343	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415343. Member loan 415343 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Wander LUst Entertainment	Debt-to-income ratio:	7.72%
Length of employment:	4 years 9 months	Location:	ST Louis, MO

Home town:	ST Louis
Current & past employers:	Wander LUst Entertainment, Wander Lust Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

We are producing a TV show on MTV this summer about a basketball team that Travels the country performing in games and working with underprivileged Kids. We have sponsors in place but we are just working through the Contracts and the red tape associated with that process. We will use the Money to sign our players and pay them their salaries.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	13
Revolving Credit Balance:	$32,716.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415375	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415375. Member loan 415375 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	United States Shooting Academy	Debt-to-income ratio:	16.85%
Length of employment:	1 month	Location:	Tulsa, OK

Home town:	Tulsa
Current & past employers:	United States Shooting Academy, United States Marine Corps
Education:	Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

Looking to establish a loan for a used motorcycle to be used as transportation to/from school and work. Clean credit history, no late payments other than one being disputed through Experian. Have stable guaranteed income from multiple sources including the US Government.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$930.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415585	$2,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415585. Member loan 415585 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	University of Cincinnati	Debt-to-income ratio:	19.18%
Length of employment:	2 years	Location:	CINCINNATI, OH

Home town:	Cincinnati
Current & past employers:	University of Cincinnati, Hillcrest Training School
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am a graduate student in a doctoral program. I plan to use the money to invest in my education.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$483.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415658	$13,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415658. Member loan 415658 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Lockheed Martin Corp./DCR Inc.	Debt-to-income ratio:	13.88%
Length of employment:	1 year 6 months	Location:	San Jose, CA

Home town:	San Ramon
Current & past employers:	Lockheed Martin Corp./DCR Inc., In-N-Out
Education:	California State University-Chico (CSU Chico), Butte College, Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Loan needed to clear high interest credit card - interest rate is high and with how much interest/payments are it is not worth keeping a balance on the card. I'd prefer to pay a fixed monthly payment at a lower interest rate. I have a stable job working for Lockheed Martin/DCR Inc. (Q.A. Engineer) I always make my payments and I always make them on time.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,199.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415990	$9,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415990. Member loan 415990 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	City of Lansing Police Department	Debt-to-income ratio:	22.37%
Length of employment:	2 years	Location:	LANSING, MI

Home town:	Ann Arbor
Current & past employers:	City of Lansing Police Department
Education:	Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I recently got divorced and have purchased a new home. I am trying to consolidate and pay off several credit cards that my ex wife and I shared.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,558.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416154	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416154. Member loan 416154 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,467 / month
Current employer:	Coconino County Juvenile Court	Debt-to-income ratio:	1.04%
Length of employment:	12 years 3 months	Location:	Flagstaff, AZ

Home town:
Current & past employers:	Coconino County Juvenile Court
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I've worked in my field for over 30 years...I need $10,000 to expand a fragrance business. Thanks for your help

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	53
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416176	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416176. Member loan 416176 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Plateau Systems	Debt-to-income ratio:	11.87%
Length of employment:	1 year 6 months	Location:	arlington, VA

Home town:	Mumbai
Current & past employers:	Plateau Systems
Education:	University of Nebraska at Omaha

This borrower member posted the following loan description, which has not been verified:

I have been running a successful event management company for past 2 years. We have had many successful events in this past 2 years and now we have a very big opportunity with Indian's # 1 STAR TV. We are hostng star tv's biggest FUN show 'The great Indian Laughter Nite' in 10 cities in USA. This show is bound to be success. I need investment amount upfront for this event. Please check www.laughternite2009.com for more details on the mega event

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,951.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416239	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416239. Member loan 416239 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Grove Dental Associates	Debt-to-income ratio:	15.49%
Length of employment:	3 years 6 months	Location:	BOLINGBROOK, IL

Home town:	Augsburg
Current & past employers:	Grove Dental Associates, Walgreens
Education:	College of DuPage

This borrower member posted the following loan description, which has not been verified:

Hello. I'm looking at the foreclosure homes for a permanent home. I have found a few that I really like. They just need a little TLC and they won't sit rotting away making the neighborhood look bad. I have two children and we're tired of renting. We want a backyard. Buying a foreclosure home gives us that opportuny to have a decent size house in a good neighborhood. It will give me the chance to invest rather than throwing the money out by renting. I am looking to spend no more than what I spend in rent a month as far as mortgage goes. I am finding out there are a lot of places in my budget and now is the perfect time to buy. Thank you for taking time out for me. We appreciate it.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$15,968.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416277	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416277. Member loan 416277 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	RAM Computer Services, LLC	Debt-to-income ratio:	11.38%
Length of employment:	7 years	Location:	Hammond, LA

Home town:	Kenner
Current & past employers:	RAM Computer Services, LLC, I-55 Internet
Education:	Southeastern Louisiana University

This borrower member posted the following loan description, which has not been verified:

I have a credit card with high interest. I simply want to save a few hundred dollars a month to get rid of the debt faster. I have a very successful computer services business that I have been running for the last 7 years, and my wife is a successful personal banker at Chase, a position she has had for 2 years.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	18
Revolving Credit Balance:	$6,789.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416355	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416355. Member loan 416355 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	12.06%
Length of employment:	5 years	Location:	Oswego, IL

Home town:	St. Anne
Current & past employers:	JPMorgan Chase & Co.
Education:	Roosevelt University

This borrower member posted the following loan description, which has not been verified:

We are wanting to consolidate our credit cards into one payment.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,651.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416365	$8,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416365. Member loan 416365 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Southwestern Company	Debt-to-income ratio:	5.40%
Length of employment:	5 months	Location:	san antonio, TX

Home town:	Detriot
Current & past employers:	Southwestern Company
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am in need of the loan because I am looking into purchasing a vehicle and I am in the process of moving. Need it to get a start and to be completly able to do so with this loan will give me the start that I need. As you can see I have good credit and I know that having good credit is essential in this day and age. I will be on time with the payments and plan on having the loan paid off before the deadline. I have a good job that has a promising future.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,291.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416406	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416406. Member loan 416406 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	meriter hospital	Debt-to-income ratio:	16.82%
Length of employment:	1 year 1 month	Location:	SAUK CITY, WI

Home town:	milwaukee
Current & past employers:	meriter hospital, Theda Care
Education:	university of wisconsin, Ferris State University, St. George University school of medicine, Saginaw Valley State University

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to improve my water filtration system as well as landscape improvement. I am a hard working physician who has paid back debts that I have incurred.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	35
Revolving Credit Balance:	$70,524.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416486	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416486. Member loan 416486 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Sony	Debt-to-income ratio:	10.07%
Length of employment:	1 year 1 month	Location:	Larkspur, CA

Home town:	Ontario
Current & past employers:	Sony
Education:	University of Western Ontario

This borrower member posted the following loan description, which has not been verified:

Hello, Like many people these days, we had a series of events that sent us on a downward spiral financially. A bad accountant caused us to lose much of our savings to back taxes, fees and interest. Husband was out of work for six months and, then a major illness all within two years. We were careful enough with our money that we didn't have financial catastrophe but, it did create some debt which we want to re-finance at the lowest rate possible. We sold our house and, scaled down to help our situation but, it was too recent for an equity line or loan. We pay all of our bills on time primarily through automatic billpay and, plan on retiring a couple cards once they are paid off. Thanks for putting your money to work in small ways. ska

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	6
Revolving Credit Balance:	$33,697.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416518	$6,800	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416518. Member loan 416518 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Rochester General Hospital	Debt-to-income ratio:	24.60%
Length of employment:	2 years 8 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	Rochester General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for an 8500.00 loan to purchase a used motorcycle. I have saved up about 2000.00 to put down on it. The bike is an 07 leftover Yamaha XV1900 Statoliner that is 4500 off list.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$8,348.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416558	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416558. Member loan 416558 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,297 / month
Current employer:	Arizona Dept. of Public Safety	Debt-to-income ratio:	24.09%
Length of employment:	4 years 3 months	Location:	PHOENIX, AZ

Home town:	Casper
Current & past employers:	Arizona Dept. of Public Safety, Blood Systems Laboratories - UBS, Analytical Research Laboratories
Education:	Casper College, University of Wyoming, University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate 5 credit cards with APR rates around 25%. I have been trying to pay off these cards over the last 2 years but the rates have continued to rise. I pay on time and I pay the minimum monthly fee. Currently, I pay around $750 a month total for all the cards. Ideally, I would like to make one huge payment a month and have a lower interest rate. I got into this debt situation due to an ugly divorce in 2006. I have a good job working as a Criminalist in the DNA unit for the Arizona Department of Public Safety - State Crime Lab. I have been employed by them for 4 years and love my job. I am lucky to have the opportunity to earn overtime which has helped me in paying off the credit cards. I recently received a pay increase and my goal is to have all the debt payed off by August 2010. I feel I can achieve this goal by a debt consolidation loan. Thank you for your time and consideration. Sincerely, Courtney Collums

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,180.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416618	$25,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416618. Member loan 416618 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.25%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Need to refinance Citibank credit card that has a high interest rate

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,752.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416646	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416646. Member loan 416646 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Richard Eddy Insurance & Financial Services	Debt-to-income ratio:	15.72%
Length of employment:	4 years 1 month	Location:	La Verne, CA

Home town:
Current & past employers:	Richard Eddy Insurance & Financial Services
Education:	Azusa Pacific University

This borrower member posted the following loan description, which has not been verified:

I have recently expanded into newer and larger office space. This move allows me to service my clients with more efficiency while taking on more clients. This loan would be primarily for reserve capital.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,244.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416653	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416653. Member loan 416653 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Chicago Park District	Debt-to-income ratio:	12.80%
Length of employment:	5 years 1 month	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Chicago Park District
Education:	City Colleges of Chicago-Wilbur Wright College

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan for the purose of consolidating my debt.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$877.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 416675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416675	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416675. Member loan 416675 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Standard Secrurity Life Insurance Company of New York	Debt-to-income ratio:	24.50%
Length of employment:	2 years 3 months	Location:	OLD BRIDGE, NJ

Home town:	Brooklyn
Current & past employers:	Standard Secrurity Life Insurance Company of New York, New York Life Insurance
Education:	St. John's University

This borrower member posted the following loan description, which has not been verified:

I have always paid all my bills on time. I have a balance on a high rate credit card which I wish to pay off at a more resonable rate. I am steadily employed as an accountant.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$139,544.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416753	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416753. Member loan 416753 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,958 / month
Current employer:	Brown Brothers Harriman	Debt-to-income ratio:	7.32%
Length of employment:	1 year	Location:	Charlestown, MA

Home town:	Methuen
Current & past employers:	Brown Brothers Harriman, First Marblehead Corporation, State Street Corp.
Education:	University of Massachusetts-Dartmouth, Boston College

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate loans that currently have an interest rate greater than 10.99%

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,062.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416794	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416794. Member loan 416794 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,872 / month
Current employer:	Citigroup	Debt-to-income ratio:	7.88%
Length of employment:	1 year 10 months	Location:	SOMERSET, NJ

Home town:	Manila
Current & past employers:	Citigroup, Palmeri Fund Administrators
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

I am more than capable of making monthly payments, but I do need to consolidate my credit card debt due to the wedding expenses I have incurred and the interest rates are simply too high, and it is draining my savings. I need this loan to simplify payments and stabilize my savings account, especially during these unpredictable economic times. I would appreciate the funding of this loan. Thanks.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,197.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416850	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416850. Member loan 416850 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,942 / month
Current employer:	Accenture	Debt-to-income ratio:	1.56%
Length of employment:	1 year 6 months	Location:	Kenwood, CA

Home town:
Current & past employers:	Accenture, Oracle Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the final stages of a complete home remodel and (of course) it has gone a little over budget. The project has been ongoing for six months and is now just two or three weeks away from completion. The property is in Kenwood, CA, and the remodel has included a changed floorplan, completely new kitchen, the addition of a third bathroom, complete replacement of two other bathrooms, and new flooring throughout. I am already a lender on Lending Club, and I now need to become a borrower to cover the final contractor bills for this project. Since we are right at the end of the project, the bills are coming in quickly and a loan is the easiest way to secure the funds at short notice. Aside from my mortgage and one credit card (which is not maxed out) I do not have any outstanding debt. I am a senior manager at a large global consulting company with a steady income, and have never missed a single payment on anything in my life.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,787.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416997	$8,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416997. Member loan 416997 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Blinn College	Debt-to-income ratio:	12.58%
Length of employment:	12 years	Location:	BRENHAM, TX

Home town:	Knoxville
Current & past employers:	Blinn College
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to pay off an existing loan that is held jointly by me and by my soon-to-be-ex-husband. Paying off this joint loan would instill goodwill and make the divorce process less messy. I have good credit and a reliable career as a college professor. I also have a history of striving to pay off obligations ahead of time.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,621.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417046	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417046. Member loan 417046 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	General Electric	Debt-to-income ratio:	0.13%
Length of employment:	8 years 1 month	Location:	Milwaukee, WI

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I require the loan to start a new business. With the distressed properties in the current environment, going to invest with partners to acquire properties and convert land into affordable housing for middle income families.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,068.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417083	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417083. Member loan 417083 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,583 / month
Current employer:	Alvarez and Marsal	Debt-to-income ratio:	11.73%
Length of employment:	2 years	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Alvarez and Marsal, Ernst and Young, LLP
Education:	Loyola Univeristy Law School, University of Illinois at Urbana-Champaign, DePaul University

This borrower member posted the following loan description, which has not been verified:

We are trying to buy our dream home and are a little short with the down payment. Given the current banking crisis, the down payment requirements are up to 30% which make it difficult for growing families - 3 kids (6, 4, and 11months). My salary is approx. 235k and my wife is on track to make about 40k this year. I appreciate your help. Thank you!

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,509.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417127	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417127. Member loan 417127 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	22.77%
Length of employment:	2 years 7 months	Location:	New Athens, IL

Home town:	Belleville
Current & past employers:	US Postal Service (USPS)
Education:	SWIC

This borrower member posted the following loan description, which has not been verified:

I have never missed a payment. I have good credit. I just need a lower interest rate so I can pay off my credit cards for good.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,261.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417166	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417166. Member loan 417166 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Cameron Health Inc.	Debt-to-income ratio:	7.42%
Length of employment:	1 year 1 month	Location:	IRVINE, CA

Home town:	Indianapolis
Current & past employers:	Cameron Health Inc., MGE UPS SYSTEMS
Education:	Indiana University-Purdue University-Indianapolis

This borrower member posted the following loan description, which has not been verified:

Please review my record and let me know if I am qualified for the loan application. Thank you.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	65
Revolving Credit Balance:	$38,963.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417288	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417288. Member loan 417288 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	LAKESIDE SYSTEM INC	Debt-to-income ratio:	13.96%
Length of employment:	5 years	Location:	NEWBURY PARK, CA

Home town:	Santa Monica
Current & past employers:	LAKESIDE SYSTEM INC
Education:	Ventura County Community College System Office

This borrower member posted the following loan description, which has not been verified:

Hi I was on Leading Tree and the adviced my that i could get a 3yr loan for $10,000 for 15% interest. Please tell me what to do next. Thank you! Laura Lane 805-469-8094

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$12,022.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417291	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417291. Member loan 417291 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	CDG Engineers	Debt-to-income ratio:	7.98%
Length of employment:	2 years 3 months	Location:	Andalusia, AL

Home town:	Laurel
Current & past employers:	CDG Engineers
Education:	Troy University at Troy

This borrower member posted the following loan description, which has not been verified:

I need a loan to help pay for graduate school.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,122.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417304	$3,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417304. Member loan 417304 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Equity national title	Debt-to-income ratio:	8.64%
Length of employment:	2 years	Location:	Providence, RI

Home town:	Newport
Current & past employers:	Equity national title, Countrywide Financial Corp.
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

I need to take out a personal loan to pay for my wedding expenses, I plan on paying it back rather quickly. I understand the importance of good credit and payingmy bills and I will pay this back on time

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,352.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417327	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417327. Member loan 417327 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Aurora Diagnostics	Debt-to-income ratio:	9.15%
Length of employment:	1 year 10 months	Location:	Palm Beach Gardens, FL

Home town:	Chelmsford
Current & past employers:	Aurora Diagnostics, AmeriPath
Education:	University of Lowell, Hesser College

This borrower member posted the following loan description, which has not been verified:

Hello, I would like a loan of $12000 to have impact windows installed in my home (I live in Florida). This will not only protect my home in the event of a storm but also increase my property value. I have a high credit rating, very stable and well paying job and have never been late or missed any payments on my debts.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,825.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417386	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417386. Member loan 417386 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Packerland Veterinary Center	Debt-to-income ratio:	18.16%
Length of employment:	3 months	Location:	OCONTO, WI

Home town:	Oconto
Current & past employers:	Packerland Veterinary Center
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debts into one loan/payment with a lower interest rate. I've been making the monthly payments but the debt is barely decreasing. I would like to have the debt consolidated and only have one payment to remember each month versus 8 different due dates of which they have changed at any given time. Really looking to have this debt gone within in the next few years. I had taken a risk at starting a business with a friend's father last year, only to learn a hard lesson that money comes before everything. After the venture I was unemployed for a while. Recently (March) started a new job of which I truly love and do not see myself leaving anytime in the near future. Granted I have only been here 3 months, but the owner is impressed with my work and is keeping me aboard (made it through probationary period with flying colors). The next step to my financial freedom would be to have this debt off my hands. The best and most efficient way to do this would be to consolidate the debt at a lower interest rate.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$17,473.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417391	$3,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417391. Member loan 417391 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	CACI	Debt-to-income ratio:	9.05%
Length of employment:	3 years 8 months	Location:	Gainesville, VA

Home town:	Antananarivo
Current & past employers:	CACI, United Bank
Education:	George Mason University, Georgetown University

This borrower member posted the following loan description, which has not been verified:

Hello All, My Fiance and I are in the process of planning our wedding in the fall. We would like to avoid using credit cards as much as possible to pay for the remaining expenses. Thought we would try this out. I have excellent credit and have never had a late payment on my bills.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,371.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417410	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417410. Member loan 417410 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Youth Co Op Inc	Debt-to-income ratio:	3.31%
Length of employment:	8 years	Location:	Miami, FL

Home town:	Havana
Current & past employers:	Youth Co Op Inc
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders In view of the current economic problems, I need to get rid of my credit card debts. Please assist me. Thanks

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,220.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 417432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417432	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417432. Member loan 417432 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Endeavor Consulting	Debt-to-income ratio:	8.91%
Length of employment:	3 months	Location:	Carnation, WA

Home town:	Ann Arbor
Current & past employers:	Endeavor Consulting, University of Michigan
Education:	University of Michigan, Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

As part of my separation settlement, I am required to pay debt on my ex's credit cards (her debt, not mine). I agreed to this, as well as a sum of cash, which has been already paid, in order to avoid going to court to fight over property. I have managed to pay the cash settlement portion (12K), and, had the process moved more quickly, I could have refinanced and obtained the remaining amount as cash out against my home. However, because of the housing market collapse, I have been unable to refinance after almost a year of attempts to do so. I would like to find the financing so I can close this issue and move on with my life.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,750.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 417536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417536	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417536. Member loan 417536 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Hyperstreet.com	Debt-to-income ratio:	11.17%
Length of employment:	2 years 3 months	Location:	Huntington Beach, CA

Home town:	Fountain Valley
Current & past employers:	Hyperstreet.com, allied business schools
Education:	Allied business schools

This borrower member posted the following loan description, which has not been verified:

Im looking for a loan to go to school to further my education in the field I am in. My current position is technical support supervisor in web devolpment. I would like to go to school to become a graphics designer. I already have alot of knowledge on this subject however I need the proper certification. I have been in this field for over 4.5 years and my current job I have been at for little over two years. This education will help increase my income as well job stability. Im very reliable and plan to stay in this field for a very long time.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,150.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417554	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417554. Member loan 417554 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,427 / month
Current employer:	Bellagio	Debt-to-income ratio:	9.11%
Length of employment:	10 years 6 months	Location:	Las Vegas, NV

Home town:	Culver City
Current & past employers:	Bellagio, Wal-Mart Stores, TGS, McDonalds
Education:	CCSN

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a loan to consolidate my Wells Fargo and Sears credit cards.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,048.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 417594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417594	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417594. Member loan 417594 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Sunbelt Radiators	Debt-to-income ratio:	13.13%
Length of employment:	6 years 2 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Sunbelt Radiators
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I'm looking to obtain a loan to remodel my Kitchen, Master and Guest Bathroom. I purchased this home in 2002, and it's been me and my wifes dream to fix this home. We feel its about time we make an upgrade. Thanks

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	27
Revolving Credit Balance:	$16,614.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417609	$5,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417609. Member loan 417609 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,333 / month
Current employer:	tmobile	Debt-to-income ratio:	10.20%
Length of employment:	1 year 3 months	Location:	BROWNSVILLE, TX

Home town:	brownsville
Current & past employers:	tmobile, convergys
Education:	The University of Texas at Brownsville

This borrower member posted the following loan description, which has not been verified:

this money will be used to cover the remaining costs of surgery that is not covered by insurance.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,183.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417652	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417652. Member loan 417652 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	ProviNET Solutions	Debt-to-income ratio:	20.27%
Length of employment:	5 years 1 month	Location:	Mokena, IL

Home town:
Current & past employers:	ProviNET Solutions, Trinity Christian College
Education:	Trinity Christian College

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan will be to pay off 2 credit cards and work on getting debt free. I have a great credit score and credit history. I am looking for a loan with the following: -no early pay off fees -Lower Interest Rates than a Credit Card -3 year term with possible payoff in 1-2

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	28
Revolving Credit Balance:	$6,478.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417715	$9,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417715. Member loan 417715 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,017 / month
Current employer:	Home Depot	Debt-to-income ratio:	5.39%
Length of employment:	6 years 10 months	Location:	Miami, FL

Home town:	Baton Rouge
Current & past employers:	Home Depot, Kmart Corporation, Office Depot, Sam's Club
Education:	Nova Southeastern University, Jones College-Miami

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate two of my credit cards into one easy payment, hopefully with a better interest rate. I anticipate being able to pay off this loan fairly quickly because I have restricted shares of Home Depot coming available in November.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,526.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417804	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417804. Member loan 417804 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	obrenovich and assc.	Debt-to-income ratio:	16.50%
Length of employment:	18 years 5 months	Location:	norwalk, OH

Home town:	norwalk
Current & past employers:	obrenovich and assc., McDonald's
Education:

This borrower member posted the following loan description, which has not been verified:

Our son Jake has almost 2 years left of school and we would like to be able to not worry all the time about his rent and gas money and tuition. thank you for your time Mike Moyer

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,279.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417817	$7,800	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417817. Member loan 417817 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	FLACS	Debt-to-income ratio:	20.29%
Length of employment:	4 months	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	FLACS, Colonial Pontiac
Education:	Belmont Abbey College

This borrower member posted the following loan description, which has not been verified:

Payoff Credit cards

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,904.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417842	$13,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417842. Member loan 417842 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	17.43%
Length of employment:	n/a	Location:	san jose, CA

Home town:
Current & past employers:
Education:	SDSU, DeAnza College

This borrower member posted the following loan description, which has not been verified:

I have a steady job after a few months of being able to work PT only. I am sending a large portion of my income to the debt. My husband works, so we have enough to cover our expenses, and we can easily dedicate around 3k to the cc debt. I would like to be able to have 1 loan so that I can see the amount decline steadily. I will cut up my ccs so I cant charge them anymore. I am looking forward to paying this debt off in around 6 mos. I have great credit, and Im looking for an interest rate lower than 12% so it makes sense to consolidate since I am paying aroun 13.5 interest rate on my current ccs.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,895.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417848	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417848. Member loan 417848 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Palco Sports	Debt-to-income ratio:	21.73%
Length of employment:	2 years 6 months	Location:	Shoreview, MN

Home town:	St. Cloud
Current & past employers:	Palco Sports
Education:	Southwest State University

This borrower member posted the following loan description, which has not been verified:

My goal is to consolidate a number of credit cards I have thus lowering my monthly payments and interest rates. What makes me a great candidate is that I have a secure job (Co. sales are thriving even in a down economy) I pay all my bills on time and my work ethic is second to none!

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$25,449.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417907	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417907. Member loan 417907 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,958 / month
Current employer:	n/a	Debt-to-income ratio:	10.41%
Length of employment:	n/a	Location:	Cocoa, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

We had some unexpected expenses come up and we need cash.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,160.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418000	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418000. Member loan 418000 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	SMI	Debt-to-income ratio:	17.03%
Length of employment:	10 years 3 months	Location:	DENVER, CO

Home town:
Current & past employers:	SMI
Education:	WGU

This borrower member posted the following loan description, which has not been verified:

Heading back to school to finish up my degree. Unfortunately I'm still paying off my wife's school debt and need to find a way to finance my own expenses. This would be part time -- and would continue to work full time.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,463.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418129	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418129. Member loan 418129 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Deutsche Bank Securities	Debt-to-income ratio:	12.12%
Length of employment:	10 years 2 months	Location:	Cliffside Park, NJ

Home town:
Current & past employers:	Deutsche Bank Securities
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation Loan

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	65
Revolving Credit Balance:	$59,451.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418189	$15,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418189. Member loan 418189 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,083 / month
Current employer:	SHORES AT BISCAYNE, LLC	Debt-to-income ratio:	4.60%
Length of employment:	4 years 3 months	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	SHORES AT BISCAYNE, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

BUSINESS STARTUP

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,491.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418203	$14,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418203. Member loan 418203 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,310 / month
Current employer:	ascap	Debt-to-income ratio:	8.96%
Length of employment:	1 year	Location:	HUNTINGTON STATION, NY

Home town:
Current & past employers:	ascap
Education:	SUNY College at Oneonta

This borrower member posted the following loan description, which has not been verified:

I applied for a loan through Lending Tree and Lending Club offered me $7,000. Is it possible to increase that amount to $12,000 at a lower interest rate?

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,330.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418216	$16,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418216. Member loan 418216 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	four seasons hotel	Debt-to-income ratio:	0.16%
Length of employment:	16 years 1 month	Location:	astoria, NY

Home town:
Current & past employers:	four seasons hotel
Education:

This borrower member posted the following loan description, which has not been verified:

home improvement,pool,fireplace,....

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,764.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418217	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418217. Member loan 418217 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,247 / month
Current employer:	Richard Wolf Medical Instruments Corporation	Debt-to-income ratio:	12.69%
Length of employment:	6 months	Location:	Round Lake Beach, IL

Home town:	Chicago
Current & past employers:	Richard Wolf Medical Instruments Corporation, MonoGen, Aksys, Ltd., Mettler-Toledo Autochem, Visiontek
Education:	College of Lake County

This borrower member posted the following loan description, which has not been verified:

My name is Laura Ann Brzostowski and I am applying for a personal loan in the amount of $10,000. This money will be used to purchase a master distributorship to sell Return-A-Pet ID tags. Return-A-Pet is the number 1 pet registry in the nation and is now moving worldwide. I would like to purchase a territory and start selling these dog ID tags. I do, however, need some start up money for this.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,992.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 418225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418225	$16,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418225. Member loan 418225 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	23.24%
Length of employment:	13 years 10 months	Location:	Savannah, GA

Home town:	Savannah
Current & past employers:	Wells Fargo, Wachovia Corp.
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am looking to borrow 24000 for about 6 months....depending on the terms. I have a bonus that will be paid soon but need capital to refinance some debts

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	77
Revolving Credit Balance:	$63,652.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418348	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418348. Member loan 418348 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,886 / month
Current employer:	Office of Chief Counsel start date July 2009	Debt-to-income ratio:	11.91%
Length of employment:	n/a	Location:	LAGUNA BEACH, CA

Home town:	Eugene
Current & past employers:	Office of Chief Counsel start date July 2009
Education:	NYU School of Law (LL.M.), Lewis and Clark Law School (JD), University of Oregon (BA)

This borrower member posted the following loan description, which has not been verified:

I just graduated from law school in New York (NYU LL.M. in taxation) and accepted a job as an attorney with the Office of Chief Counsel (federal government) in Laguna Niguel, CA. I need a loan to cover moving costs and living expenses until I am first paid. I start work July 6, 2009.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	72
Revolving Credit Balance:	$2,015.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418383	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418383. Member loan 418383 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	U.S. Army	Debt-to-income ratio:	15.26%
Length of employment:	12 years 2 months	Location:	Radcliff, KY

Home town:	Maracaibo
Current & past employers:	U.S. Army
Education:	DeVry Institute of Technology & Keller Graduate School of Management-New York

This borrower member posted the following loan description, which has not been verified:

Went through a divorce that started last year when I returned from Iraq, took nine months to finish the deal out, and with that also created a $12,000 credit card debt. My plan is to ask for a loan with a lower interest rate and pay the two bills of with this loan. I would like to have this paid in 48 months. I have a credit score of 733, and I always pay my bill on time, I just need a little assistance so I can pay them off and get myself back on track. The divorce is something that I did not ask for, while serving my second tour in Iraq, my ex-wife had made the decision that as soon as I returned she would divorce me.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,604.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418384	$8,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418384. Member loan 418384 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	16.12%
Length of employment:	n/a	Location:	union, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to do so home remodeling and invest in a business

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$448.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 418386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418386	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418386. Member loan 418386 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ninos restaurant	Debt-to-income ratio:	5.48%
Length of employment:	6 years	Location:	harrison, NJ

Home town:	harrison
Current & past employers:	ninos restaurant, ibm
Education:	harrison high

This borrower member posted the following loan description, which has not been verified:

im trying to consolidate all my debt in to one bill.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,560.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418395	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418395. Member loan 418395 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Cougar Energy Drink	Debt-to-income ratio:	13.01%
Length of employment:	1 year 6 months	Location:	Trophy Club, TX

Home town:	Fort Lauderdale
Current & past employers:	Cougar Energy Drink, ARCap REIT - Commercial Real Estate
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

www.cougarenergydrink.com $40B Global Market. $5B Domestic.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,649.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418418	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418418. Member loan 418418 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Farmers Bank of Maryland	Debt-to-income ratio:	13.13%
Length of employment:	30 years	Location:	Ocala, FL

Home town:	moorestown
Current & past employers:	Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

I have moved in with my granddaughter in Florida and need to get a loan to convert a home office into and in-law suite for my use. With money left over from the home improvement project I would like to pay down my existing credit card balance which is currently at a higher rate of interest. I pay all my bills on time. I have a very good credit score.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1982	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	14
Revolving Credit Balance:	$15,273.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418481	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418481. Member loan 418481 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$11,371 / month
Current employer:	Lionsgate Entertainment	Debt-to-income ratio:	12.47%
Length of employment:	3 months	Location:	ALBUQUERQUE, NM

Home town:	Philadelphia
Current & past employers:	Lionsgate Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

My credit report reflects a line of credit which is paid by my brothers company each month. I also have a car loan for Chyrsler which is for my mother and being paid also by my brother. I checked my credit score and it is 718 with Equifax.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,345.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418498	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418498. Member loan 418498 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	AFS Financial	Debt-to-income ratio:	13.20%
Length of employment:	4 years	Location:	Providence, RI

Home town:	Provo
Current & past employers:	AFS Financial, Countrywide Financial Corp.
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

Need a little help paying for wedding expenses. Excellent credit.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	44
Revolving Credit Balance:	$19,761.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418558	$21,250	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418558. Member loan 418558 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Royale Group	Debt-to-income ratio:	19.20%
Length of employment:	1 year 2 months	Location:	Fairfax, VA

Home town:
Current & past employers:	Royale Group, MAXIMUS, Winstar
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I will try to keep this brief and to the point. Current situation: * Purchased small business in 2008. Been in same line for over 5 years. * Increased sales 408% in 8 months from previous owners. * Nominated for New business of the year. * Write-up in local newspaper. * Business is still growing because to referrals and local advertising. * At any given point in the month the A/R is on average between $27k - $39k. What is the money for: * Inventory: it is important to have items stock; because word spreads fast in a small community. * Cash flow: Purchasing in large quantities and the right time is the key to any successful business. * Need to hire more employees (1 FT & 1 PT) to keep up with demands. A customer will only wait so long to be serviced. * Need a couple of new computers for new employees. * Would like to open a new location within the next 6 months. This will allow us to have a larger variety of products spread between two locations. Then if need to just do a inner company transfer. Since we are growing I want to ensure that we have the right "tools" (inventory and personnel) to service the customers. If you are like me people pay for service. Hence Opportunity is knocking!!! Thanks for your support.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$40,407.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418625	$14,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418625. Member loan 418625 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Campbell Soup Supply Co	Debt-to-income ratio:	3.62%
Length of employment:	38 years 4 months	Location:	Napoleon, OH

Home town:	Greasy Creek
Current & past employers:	Campbell Soup Supply Co
Education:

This borrower member posted the following loan description, which has not been verified:

Hi,Ii was going to ask for money to consolidate some bills but my husband would rather borrow the money to install a geothermal unit. Thank You. Maria Hopkins

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	69
Revolving Credit Balance:	$16,229.00	Public Records On File:	1
Revolving Line Utilization:	56.90%	Months Since Last Record:	66
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418663	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418663. Member loan 418663 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	ffafaeiani	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	ffafaeiani
Education:	bmcc

This borrower member posted the following loan description, which has not been verified:

need to purchase my lease end

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418691	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418691. Member loan 418691 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	University of Dundee	Debt-to-income ratio:	20.92%
Length of employment:	1 year 11 months	Location:	Neptune Beach, FL

Home town:	Chicago
Current & past employers:	University of Dundee, Florida State University, University of Florida
Education:	Florida State University, University of Florida

This borrower member posted the following loan description, which has not been verified:

We are getting a low interest loan to pay for the wedding instead of applying for high interest credit cards.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,523.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418698	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418698. Member loan 418698 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	hampton telecom	Debt-to-income ratio:	12.72%
Length of employment:	10 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	hampton telecom
Education:

This borrower member posted the following loan description, which has not been verified:

need extra cash

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,456.00	Public Records On File:	1
Revolving Line Utilization:	22.60%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418702	$13,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418702. Member loan 418702 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,108 / month
Current employer:	n/a	Debt-to-income ratio:	8.03%
Length of employment:	4 years 1 month	Location:	Rowlett, TX

Home town:	Benoni
Current & past employers:	Parsons Corporation
Education:	Amberton University

This borrower member posted the following loan description, which has not been verified:

I'd like to consolidate two credit cards into one monthly payment with fixed simple interest. It seems like I can never get ahead with the credit card game. I was laid off about four years ago. I quickly found another job, but had to take a huge pay cut. Prior to the lay-off I bought a house and installed a new fence, flooring and paint...all on credit. I had been making good, stable income and was a rising star at work. I planned to pay the bill off over time, but never dreamed I would lose my job. I took action and refinanced my modest 1400 sqft house, traded in my car for something more economical, turned off the cable tv service and renegotiated my utilities. Finally, I cashed in the forbidden 401(k)! But four years later, the debt is still here, and I'm losing hope that it will ever be gone. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,454.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418716	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418716. Member loan 418716 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	IHSS	Debt-to-income ratio:	1.17%
Length of employment:	3 years	Location:	Antelope, CA

Home town:	San Francisco
Current & past employers:	IHSS
Education:

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a small balance on my credit card ($4,000) The other 6,000 will be used to buy products for a business. The reason I didnt just put it all on my credit card is that Chase just told me they are adding prime rate to all their customers interest rates (which means my interest rate would now be adjusting every month depending on what current interest rates are so if they go up, who knows if I would be paying 40% by next year!) My credit limit on my card is just over 13,000 on that 1 card, but there is really no way I want to put that on my card at a soon to be 27%+ interest rate. I dont even like having the $4,000 balance at that rate as it cuts heavily into my profits already. In the past I have usually just paid my credit cards off every month and all my payments whether it be credit cards, mortgage, or anything are always on time. I keep good track of my finances and I can afford to make payments of $500 to $700 per month, so the $350 per month that my payment will be is very manageable for me without changing my lifestyle at all. There will be no burden for me to pay this. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$863.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418751	$11,800	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418751. Member loan 418751 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Degreen B. Clean	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	SOUDERTON, PA

Home town:	Philadelphia
Current & past employers:	Degreen B. Clean, Priority Staffing Solutions, Time & Parking Controls
Education:	Pennsylvania Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan I am requesting is to consolidate my credit card debt and invest the rest into my business. Most of the loan money will be used to pay off my credit cards. The money left over will be used to purchase equipment for my powerwashing and painting business. I need to buy ladders and a couple of other tools. I already have accumulated other tools. A small portion will be used for advertising( $500.00). I don't want to put these expenses on a credit card. My credit is currently in good standing and I feel that this loan will increase my business and enable me to pay off my loan.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	81
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418809	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418809. Member loan 418809 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	ARC International	Debt-to-income ratio:	17.84%
Length of employment:	1 year 3 months	Location:	Bellingham, WA

Home town:	Reading
Current & past employers:	ARC International
Education:	Millersville University of Pennsylvania, University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am almost finished with a major home addition/remodeling project. I am planning on refinancing when it's completed, but I can't get a formal appraisal until it's done. So I need additional personal funds to complete the project and get it to the point where I can refinance.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$614.00	Public Records On File:	1
Revolving Line Utilization:	17.50%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418875	$16,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418875. Member loan 418875 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,500 / month
Current employer:	Stryker Biotech	Debt-to-income ratio:	8.83%
Length of employment:	14 years 7 months	Location:	Hartford, VT

Home town:	Springfield
Current & past employers:	Stryker Biotech
Education:	University of Maine, Antioch New England Graduate School

This borrower member posted the following loan description, which has not been verified:

this loan is to consolidate some debt

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,123.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418963	$17,400	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418963. Member loan 418963 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Lincoln Park Care Center	Debt-to-income ratio:	18.82%
Length of employment:	6 years 3 months	Location:	Lincoln Park, NJ

Home town:	Cebu City
Current & past employers:	Lincoln Park Care Center
Education:	Southwestern University

This borrower member posted the following loan description, which has not been verified:

Hi! I'm Bradley, a Physical Therapist in New Jersey....I have a big problem with my credit cards and I want to pay it off because of the high interest. I want to be debt free for 36 to months and if somebody will let me borrow the amount that I requested with low APR it will be a great help for me and my family. I promised that I will use the loan to be debt free and never use the credit cards again. I will pay the monthly on time. I never declared bankruptcy and my accounts are in good standing. I just want to pay it off thru consolidation and pay once a month. Please help me. Thank you very much.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,954.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418971	$1,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418971. Member loan 418971 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Ford Motor Co.	Debt-to-income ratio:	13.54%
Length of employment:	13 years	Location:	EASTPOINTE, MI

Home town:	LA.
Current & past employers:	Ford Motor Co.
Education:

This borrower member posted the following loan description, which has not been verified:

purchase rims for truck

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,466.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418994	$17,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418994. Member loan 418994 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,542 / month
Current employer:	Cheryl Bissetts Preschool and Childcare	Debt-to-income ratio:	18.05%
Length of employment:	3 years	Location:	SHREWSBURY, MA

Home town:	Framingham
Current & past employers:	Cheryl Bissetts Preschool and Childcare, Bugaboo Creek Steakhouse, Outback Steakhouse, TJX Companies Inc.
Education:	Framingham State College, Assumption College, Worcester State College, Salve Regina University, Bryant University

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a 2008 Tahoe Q5i with a 190hP Mercruiser I/O. I will be putting 10,000 down in cash and am looking to finance the balance of $17,500. My two 6-year old sons love the water and this boat will certainly provide plenty of fun family evenings and weekends...The Bank Of America loan on my credit report is a student loan that I am a co-borrower on with my fiance. The payments are automatically withdrawn from his personal checking account. At the time I added my name to establish credit. The car loan with Sovereign Bank is also paid by my fiance and is automatically withdrawn from his personal checking account...

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	22
Revolving Credit Balance:	$82.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419024	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419024. Member loan 419024 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,225 / month
Current employer:	TD Bank	Debt-to-income ratio:	5.82%
Length of employment:	4 years 10 months	Location:	Blackwood, NJ

Home town:	Maple Shade
Current & past employers:	TD Bank, PHH Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

In anticipation of co payments and or out of network charges I am requesting a loan to cover such fees for my up coming procedure. Thank you for your interest.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	59
Revolving Credit Balance:	$49,082.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419037	$3,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419037. Member loan 419037 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	Goodman Manufacturing	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Medina, OH

Home town:	Dearborn
Current & past employers:	Goodman Manufacturing, Lube Stop
Education:	University of Akron

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to facilitate the purchase of a truck to be used in the apartment moving business. Not a start up business. Simply indepentently contracting with an established moving company. This would significantly increase my income to approximately 35,000 annually.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419040	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419040. Member loan 419040 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,175 / month
Current employer:	Fiserv Inc.	Debt-to-income ratio:	10.18%
Length of employment:	10 years 9 months	Location:	Scotland, CT

Home town:
Current & past employers:	Fiserv Inc.
Education:	Uconn, Eastern Connecticut State University

This borrower member posted the following loan description, which has not been verified:

My wife recently inheirited half of her mother's house which needs some work done on it to sell for its full potential. We paid for her funeral which drained our savings so we are looking to borrow some money to finish the house off. Even though the real estate market is bad, the house is in a highly desirable area and will be priced to sell quickly. We looked to borrow from my parents but my mother just found out that her brain tumor has grown so they are in need of all their funds. I want to borrow the money, fix the house, get it on the market and sell as quickly as possible and then pay this loan off. I have been a Real Estate appraiser for over 15 years and my wife is a Real Estate agent, so we know what it takes to make the property sell to maximize its potential.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,613.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419045	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419045. Member loan 419045 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	taylor landscaping	Debt-to-income ratio:	20.92%
Length of employment:	6 years 7 months	Location:	SOUTH YARMOUTH, MA

Home town:
Current & past employers:	taylor landscaping
Education:

This borrower member posted the following loan description, which has not been verified:

none

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,983.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419047	$18,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419047. Member loan 419047 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,074 / month
Current employer:	C.S.U Channel Islands	Debt-to-income ratio:	14.24%
Length of employment:	1 year	Location:	VENTURA, CA

Home town:	Granada Hills
Current & past employers:	C.S.U Channel Islands
Education:

This borrower member posted the following loan description, which has not been verified:

I always pay on time ,never late,and have good credit. Please help me with my situation.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,551.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419058	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419058. Member loan 419058 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Five Star Appliance Repair	Debt-to-income ratio:	13.52%
Length of employment:	2 years 6 months	Location:	Franklinville, NJ

Home town:	Aliquippa
Current & past employers:	Five Star Appliance Repair
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for a 2003 Big Dog Pitbull custom motorcycle.NADA value is $11,880

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,546.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 419076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419076	$6,250	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419076. Member loan 419076 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	Morehart Mortuary	Debt-to-income ratio:	23.54%
Length of employment:	6 years 1 month	Location:	BRECKENRIDGE, TX

Home town:
Current & past employers:	Morehart Mortuary
Education:	Howard Payne University, Amarillo College School of Mortuary Science

This borrower member posted the following loan description, which has not been verified:

I just graduated from Mortuary School. I am a funeral director and embalmer in the same establishment where I have worked for the past 6 years. I am looking to consolidate all of my debt that I have accumulated while I was in college. I want to consolidate at lower interest rates so that I may pay my debt off sooner and begin the road to home ownership eventually. You can ask me any question(s) you desire. Thanks.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	38
Revolving Credit Balance:	$11,387.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419110	$23,475	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419110. Member loan 419110 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Qteros Inc.	Debt-to-income ratio:	15.03%
Length of employment:	6 months	Location:	UPTON, MA

Home town:	Weymouth
Current & past employers:	Qteros Inc., Lonza Biologics
Education:	Harvard University, Wheaton College-Norton

This borrower member posted the following loan description, which has not been verified:

I experienced a difficult time in my personal life a few years ago, coped in part by abusing my credit cards and became seriously in debt. I've paid down the debt by about 40% over the last year and a half -- generally making payments more than once a month to each of 5 cards. However, within the last couple of months, 3 of these credit cards have increased their interest rates criminally. I've requested rate reductions directly and can't get any cooperation despite my very good credit history. It feels like I'm now trying to fill a bucket with a giant hole in the bottom. I would like to consolidate 3 of these credit cards, all of which have interest rates at 22.99% or (much) higher. I have a stable, management position with a very good salary and remain 1000% committed to achieving credit-card debt-free life, as I have two kids to send to college soon within the next few years. Going through the banking system and, worse yet, the "special introductory rate" credit card systems have only made things worse. This solution seems to me a real solution. I can't bear this burden on me and my family and would be very grateful for the help.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,539.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419128	$6,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419128. Member loan 419128 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,892 / month
Current employer:	Scranton Counseling Center	Debt-to-income ratio:	15.43%
Length of employment:	4 years	Location:	OLD FORGE, PA

Home town:	Old Forge
Current & past employers:	Scranton Counseling Center
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I'm looking for funds to pay off debt and also fund a dream vacation. I have an installment loan and a few credit cards that I would like to pay off. I would also like to fund a vacation to Italy. I was prequalified through Lending Tree. I do not have a mortgage or auto loans. My installment loan and credit cards are always paid on time. You will note that my credit score is good and I have been employed by the same company for four years. I have always paid my debts and fully intend to pay this loan diligently.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419142	$20,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419142. Member loan 419142 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,049 / month
Current employer:	Mt Sinai Medical Center	Debt-to-income ratio:	13.62%
Length of employment:	2 years 2 months	Location:	BROOKLYN, NY

Home town:	Brooklyn
Current & past employers:	Mt Sinai Medical Center
Education:	Long Island University-Brooklyn Campus

This borrower member posted the following loan description, which has not been verified:

Planning on using this loan to pay off a credit card with a very high interest rate.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,466.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419225	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419225. Member loan 419225 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Competition Infiniti	Debt-to-income ratio:	19.40%
Length of employment:	4 months	Location:	RIDGE, NY

Home town:
Current & past employers:	Competition Infiniti, Lawrence Metal Products
Education:	Suffolk County Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate the following accounts: Lawyer - $7000 Mastercard - $1980 Best Buy - $750

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	11
Revolving Credit Balance:	$2,959.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419427	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419427. Member loan 419427 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Self - Massage Therapist	Debt-to-income ratio:	16.60%
Length of employment:	6 years	Location:	PLYMOUTH, MI

Home town:	Livonia
Current & past employers:	Self - Massage Therapist, Alfaro Foxx Salon and Spa, Canton Massage Therapy Clinic
Education:	Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am new to this site and thought I would try to see if someone could loan me $10,000 to pay off 2 of my existing credit cards, one has an interest of 15% and the other is 17%. I make more than the minimum payment every month but with the interest rates so high it really doesn't take much off the principal. I also spoke with a Debt Consolidation Agent who wanted to offer me their services but it comes with a $21 monthly fee for the next 58 months which sets me back $1218 on top of their interest which is around 9% plus it makes my credit score look bad which I want to keep good. I would like to pay my cards off, cut up one, negotiate a lower rate with the other and only charge what I can afford to pay and not get stuck in this terrible credit card debt hole again! Please help me wipe my slate clean. I have learned my lesson and need a second chance. I am good on my payments and a reliable and trustworthy source.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,092.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419446	$13,750	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419446. Member loan 419446 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	SunTrust Banks	Debt-to-income ratio:	3.84%
Length of employment:	20 years 6 months	Location:	va beach, VA

Home town:	Virginia Beach
Current & past employers:	SunTrust Banks, SunTrust Banks
Education:

This borrower member posted the following loan description, which has not been verified:

Me and my husband have a very sizable real estate portfolio most lenders have minimum loan amounts well over what we need to fix up one of our low income rentals .Of the twenty six properties we have in our portfolio eighteen are free and clear and we could easily offer whatever collateral is needed. I have been in banking for twenty years and im currently branch manager at Suntrust bank in norfolk.My husband is a real estate investor and through his efforts we currently have a million dollar plus portfolio but through the acquistion process we didnt want to use our money for repairs also.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	3
Revolving Credit Balance:	$12,679.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419504	$5,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419504. Member loan 419504 was requested on June 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Jones Brothers Grading	Debt-to-income ratio:	10.56%
Length of employment:	3 years 4 months	Location:	Piedmont, SC

Home town:	Greenville
Current & past employers:	Jones Brothers Grading, WLOS WMYA
Education:	University of South Carolina-Columbia (USC)

This borrower member posted the following loan description, which has not been verified:

Hello. I have been accepted into the school of my dreams, and I need some help paying for my education. This loan will greatly help me achieve my goals.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	31
Revolving Credit Balance:	$716.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 419505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419505	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419505. Member loan 419505 was requested on June 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,050 / month
Current employer:	US Army	Debt-to-income ratio:	2.89%
Length of employment:	11 years 6 months	Location:	SMITHS STATION, AL

Home town:	Columbus
Current & past employers:	US Army
Education:	American Military University

This borrower member posted the following loan description, which has not been verified:

Wishing to improve value, condition, and look of my home (i.e. carpet, exterior beautifcation, etc.), and pay down excess bills with any left over funds. I would really like to obtain these funds as soon as possible, and I am very responsible in paying my debts. I have very good job security, and will pay my debts on time, as indicated by my past performance.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,863.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419559	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419559. Member loan 419559 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,500 / month
Current employer:	Childrens Service Center of Wyoming Valley	Debt-to-income ratio:	13.80%
Length of employment:	4 years 4 months	Location:	WILKES BARRE, PA

Home town:	Kingston
Current & past employers:	Childrens Service Center of Wyoming Valley
Education:	Wilkes University

This borrower member posted the following loan description, which has not been verified:

What makes me a good, reliable, responsible candidate for this loan is that I have never defaulted on any debt, and have been on time with my payments. I would like to pay off some small debts to give me the ability to pay down/off other accounts while giving me a lower APR. What money that is left, I would like to make some small renovations to my home to make improvements.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	78
Revolving Credit Balance:	$7,880.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 419591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419591	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419591. Member loan 419591 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	ViTrax	Debt-to-income ratio:	12.00%
Length of employment:	13 years 6 months	Location:	Costa Mesa, CA

Home town:	Anaheim
Current & past employers:	ViTrax
Education:	Fullerton College, California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate due to severe interest rate hikes. I'm very good at making timely payments (with a recent exception) and would like to pay this off as soon as possible. I would appreciate a chance to consolidate my debt and pay it off. Thank you.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	66
Revolving Credit Balance:	$14,493.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419617	$1,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419617. Member loan 419617 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	U.S. Bancorp	Debt-to-income ratio:	18.13%
Length of employment:	2 years 6 months	Location:	Jennings, MO

Home town:
Current & past employers:	U.S. Bancorp
Education:

This borrower member posted the following loan description, which has not been verified:

To consolidate debt and pay bills

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	6
Revolving Credit Balance:	$25,886.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419638	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419638. Member loan 419638 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Kids headquarters	Debt-to-income ratio:	8.90%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:	makati
Current & past employers:	Kids headquarters, Nesi Apparel
Education:	De lasalle university

This borrower member posted the following loan description, which has not been verified:

I would like to repay all my credit cards and discontinue using them. I have learned the hard way that cash is much better than credit. 3 credit cards need to be consolidated which has a total of 8400.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,158.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419725	$9,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419725. Member loan 419725 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Self-Entrepreneur-Insurance	Debt-to-income ratio:	22.97%
Length of employment:	3 years 5 months	Location:	Grand Blanc, MI

Home town:	Flint
Current & past employers:	Self-Entrepreneur-Insurance, Colorado Federal Savings, Technical Engineering Consultants, Monsanto
Education:	St. Louis College

This borrower member posted the following loan description, which has not been verified:

I am in my third year of the insurance business and my income continues to grow due to residuals, referrals and writing more business. According to my last Vehicle/Home Insurance statement, my credit score was 780. After years of building good solid credit and working diligently to reduce my debt, each credit card company has recently sent a letter stating they were (dramatically) reducing my credit limit to almost what I owe (probably because of the current state of the economy). Capacity is key to high credit scores and without any wrongdoing on my part, the card card companies' actions have probably greatly reduced my credit score. No Late Payments, ever. Very responsible person with finance, engineering and insurance background that included fiduciary responsibilities. This loan will allow me to pay back an honest deal with an honest rate and hopefully send a message to the credit card companies that treating their customers with dignity and respect should be their first priority. My goal is to also market the Lending Club opportunity in my free time to show consumers that they do have options and do not have to feel trapped. Thank You for your time!

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,263.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419816	$19,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419816. Member loan 419816 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	WellPoint Inc	Debt-to-income ratio:	15.44%
Length of employment:	8 months	Location:	RIO RANCHO, NM

Home town:	Toledo
Current & past employers:	WellPoint Inc, National Committee for Quality Assurance, Cleveland Clinic, Arthritis Foundation
Education:	Bowling Green State University-Main Campus, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I wish I had made wiser spending decisions in the past and now find myself with a great income, but unable to truly get ahead due to the amount of debt I have. If funded, this loan will pay off my 2 credit cards that carry balances and allow me to divert funds to pay this loan at a much lower interest rate. I can then focus on ensuring I no longer use credit, but focus on using cash and saving for my future. In viewing my credit report and score, you'll see that I've consistently made payments over time and have even sucessfully recently paid off my auto loan - now I need to focus on the credit card debt and will do so with your assistance. I'm embarrased to admit that with both an undergraduate degree in business and a master's degree, I've never paid attention to finances - with what is going on in the nation, I find it essential to do so and with the knowlege I'm gaining am sure I won't continue my spending habits, nor continue to increase my debt. Please consider my loan application with the knowledge that I will pay in full and on time until the loan has been repaid. Thank you for your consideration. Sarah L. Sampsel

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,595.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419825	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419825. Member loan 419825 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,083 / month
Current employer:	AstraZeneca	Debt-to-income ratio:	7.59%
Length of employment:	14 years 4 months	Location:	wilmington, DE

Home town:	Woodstock
Current & past employers:	AstraZeneca
Education:	Ithaca College, University of Illinois at Urbana-Champaign, Widener University-Main Campus

This borrower member posted the following loan description, which has not been verified:

All: Am replacing HVAC system and planning on paying for it half in cash and half though this loan.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,455.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419827	$12,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419827. Member loan 419827 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Visual Statements Photography	Debt-to-income ratio:	12.60%
Length of employment:	8 years 5 months	Location:	Mableton, GA

Home town:	Brunswick
Current & past employers:	Visual Statements Photography
Education:	Bauder College

This borrower member posted the following loan description, which has not been verified:

Hello my name is Markesia Thomas-Akinbami. I own a photography/videography company that is based in Atlanta(www.vsphotography.com). My company has been around for 8 years. We service middle to highend clients with our services. Our client list include entertainers, NFL players, NBA players and many major corporate companies. My formal education is in fashion merchandising. I am starting a new company called IAAVS. I am willing to disclose the business plan after confidentiality agreements have been signed. This company will sell custom designed t-shirts with a focus on philanthropy and self-empowerment for women. We will provide donations to the charity that we are sponsoring from the sale of every t-shirt. We will provide motivational seminars to high schools, womens shelters and other organizations that focus on helping women. The funds requested will provide working capital, marketing and the product to sell online. To minimize costs, this product will only be available online. The reason why I chose this opportunity is because 1.4 billion t-shirts are sold every year. It is a 20 billion dollar industry. The costs to produce the product is low. We already have a great community based following. By using social media, our current online following and our current client base we will be successful. For those who are interested in receiving my business plan, please contact me at 770-732-0101 or email me at markesia@vsphotography.com. Thank you for your time and consideration!

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,957.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419870	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419870. Member loan 419870 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	The Hessinger Group Inc	Debt-to-income ratio:	8.69%
Length of employment:	39 years 6 months	Location:	Erie, PA

Home town:	Erie, PA
Current & past employers:	The Hessinger Group Inc, d/b/a Megagrafix
Education:	Gannon University

This borrower member posted the following loan description, which has not been verified:

This is a temporary issue to cover many family expenses during the summer for weddings.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,765.00	Public Records On File:	0
Revolving Line Utilization:	92.54%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419877	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419877. Member loan 419877 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	Johnson's Service Group	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Glendale
Current & past employers:	Johnson's Service Group, Butler Internationa
Education:	Boalt Hall School of Law, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I am in need of cash to put down on a purchase of an apartment with low risk and huge returns, maybe opportunity of a lifetime and can possibly retire on this deal. Due to the current economic condition the seller is lowering they price by 7 million in order to liquidate their assets and we are looking to raise the down payment. This is an instant yield and value play. I am trying to get to $200K and anything will help. I need this within 15 to 20 days. Interest rate is no issue at this time. I need to get into this deal no matter what. Thanks for your help.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,599.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419917	$13,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419917. Member loan 419917 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,750 / month
Current employer:	The Hartford	Debt-to-income ratio:	13.97%
Length of employment:	6 years 6 months	Location:	MESA, AZ

Home town:	Mesa
Current & past employers:	The Hartford
Education:

This borrower member posted the following loan description, which has not been verified:

Just trying to get out the debt. Minimum payments of $600 a month aren't getting the balances anywhere.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,219.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419949	$10,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419949. Member loan 419949 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Cardiovascular Research Foundation, Columbia University	Debt-to-income ratio:	10.86%
Length of employment:	2 years 1 month	Location:	Pompton Lakes, NJ

Home town:	New Delhi
Current & past employers:	Cardiovascular Research Foundation, Columbia University, Fifth Third Bancorp
Education:	Stevens Institute of Technology, New Jersey Institute of Technology

This borrower member posted the following loan description, which has not been verified:

This loan is to cover the education cost of semester of Aug'09 to Dec '09. The GRE scores for the application were received after the deadline. After talking to associate dean, I will be allowed to enter the degree program in January with all credit counted towards degree program. Unfortunately I will be listed as non - matriculant student for the fall semester and will not be eligible for any FAFSA or any installment plans offered by University. This will overall equate to one pricey semester requiring private loans. The break down of the cost are given below: 15 credits x $700 ~ $10500 The degree program will be MS in Biomedical Science with concentration is pharmacology at UMDNJ. Please note I do not have any delinquent account of amount "$0.00" I have already disputed this with transunion. Please feel free to ask any other questions

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,772.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420026	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420026. Member loan 420026 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	SKT	Debt-to-income ratio:	11.64%
Length of employment:	2 years	Location:	OVERLAND PARK, KS

Home town:	Attica
Current & past employers:	SKT, H&R Block Corporate HQ, Fishnet Security, Ambrose Companies
Education:	Fort Hays State University, Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

I have been approved for a sole ownership with %15 down on an aircraft with BofA. Fortunately I have came across a very good opportunity that will allow me to purchase into a stable share of an aircraft. The bank will not lend this type of transaction because the other owners they cannot put a lien against the title. I have a mid 600's credit rating with consistent payment history. My last loan purchase of a car was for $35,000 in Nov 2007, currently with my over payment's on the car I owe $6,000. Have owned my house for 3 years.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,064.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420049	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420049. Member loan 420049 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Law Firm with offices NY, LA, DC and overseas	Debt-to-income ratio:	6.93%
Length of employment:	12 years	Location:	Pacific Palisades, CA

Home town:
Current & past employers:	Law Firm with offices NY, LA, DC and overseas, U.S. Navy
Education:	UNM, George Washington University Law School

This borrower member posted the following loan description, which has not been verified:

I have been on the waiting list for a Smart car for almost a year. Finally, it is being shipped and they tell me it will be at the dealer in a couple of weeks. My wife and I are also institutional lenders on Lending Club and although we can pay cash for the Smart, I really like the way that Lending Club links individual investors and borrowers together, and I want to participate on the borrower side as well. I will answer any questions you might have, and I hope that investors feel I am a good risk.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1980	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	53
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420050	$9,600	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420050. Member loan 420050 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,900 / month
Current employer:	St. John of the Cross	Debt-to-income ratio:	5.93%
Length of employment:	8 years	Location:	Lemon Grove, CA

Home town:	San Diego
Current & past employers:	St. John of the Cross, Cox Communications
Education:	Grossmont College, US Career Institute

This borrower member posted the following loan description, which has not been verified:

I will use this loan to assist me in opening my Massage Therapy business. I have been working part time in an existing Massage Therapy business and have witnessed business operations and high profits. A small space will cost $300-$500 a month. It is common for me to make this amount in two days working part time. I will also hire another massage therapist as an independent contractor. I am educated in Massage Therapy and see this opportunity as a good future.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,670.00	Public Records On File:	1
Revolving Line Utilization:	81.60%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420101	$7,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420101. Member loan 420101 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	0.61%
Length of employment:	2 years 3 months	Location:	Glen Allen, VA

Home town:	Richmond
Current & past employers:	Capital One Financial
Education:	Saint Bonaventure University

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to replace my kitchen floors (currently Vinyl) with laminate and also I would like to replace my kitchen countertops.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,452.00	Public Records On File:	1
Revolving Line Utilization:	45.40%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420104	$2,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420104. Member loan 420104 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Publix Super Markets	Debt-to-income ratio:	15.05%
Length of employment:	1 year 6 months	Location:	Naples, FL

Home town:	Fayetteville
Current & past employers:	Publix Super Markets
Education:	St. Petersburg College

This borrower member posted the following loan description, which has not been verified:

I will use this money to finance my education at St. Petersburg College, where I am finishing my AA degree. I have a steady job that I've held for almost 2 years, at a grocery store, which makes me a lot more "recesssion resistant" (everybody's got to eat!).

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	16
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420220	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420220. Member loan 420220 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Slalom Consutling	Debt-to-income ratio:	14.65%
Length of employment:	4 months	Location:	Chicago, IL

Home town:
Current & past employers:	Slalom Consutling, Project Leadership Associates
Education:	Michigan Technological University

This borrower member posted the following loan description, which has not been verified:

Hello, Thanks for taking the time to look at my request. I am currently in a problem as I need to pay almost $10.000 in Medical Expenses and I only have available $3000.00 of them. I am looking for a short term loan (12 Months) I am really responsible with bills and will pay it as agreed. Thanks Again Jose Girbes

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,454.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420239	$7,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420239. Member loan 420239 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	10.43%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:	Saratoga
Current & past employers:	Self-employed, Legal Zoom
Education:	UC Santa Barbara, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to use this loan to help us finish off what remains of our credit card debt. We will probably use some of it for moving expenses as well, because we are starting a family and will be moving to a larger home in September. In the past year, my wife and I have reduced our combined debt by about 75%. This is our second time using Lending Club as a borrower. The first loan ($6,000) we were able to pay off early (after about 6 or 7 months I think). We plan to pay this new loan off in about 2 years. Please feel free to ask any questions. Thanks for looking.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	57
Revolving Credit Balance:	$11,895.00	Public Records On File:	1
Revolving Line Utilization:	43.30%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420276	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420276. Member loan 420276 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Harbor City Investments	Debt-to-income ratio:	22.47%
Length of employment:	16 years 1 month	Location:	Melbourne Beach, FL

Home town:	Hingham
Current & past employers:	Harbor City Investments, New England Telephone
Education:	Bay State College

This borrower member posted the following loan description, which has not been verified:

I am tired of the games the credit card companies are playing. With the new laws going into affect all of the companies seem to be raising rates and fees before the deadline. I have NO late payments, have lived in my current home for over 20 years and in the same business almost the whole time. I am also not overly fond of banks, since they usually are the owners of credit card companies.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,374.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420282	$4,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420282. Member loan 420282 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Chilis	Debt-to-income ratio:	2.52%
Length of employment:	1 year 5 months	Location:	Brighton, MI

Home town:	Milford
Current & past employers:	Chilis, Kohl's Corp.
Education:	Washtenaw Community College, Madonna University, Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am interested in getting this loan so I can afford to go to school, keep up with my monthly expenses, and graduate in two years with my nursing degree.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,117.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420303	$4,200	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420303. Member loan 420303 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	jfc international	Debt-to-income ratio:	8.74%
Length of employment:	5 years 7 months	Location:	long beach, CA

Home town:	los angeles,ca
Current & past employers:	jfc international, jfk international
Education:

This borrower member posted the following loan description, which has not been verified:

Im looking to buy a house i would like to put a high down payment along with what i have saved to have a low house payment.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,811.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420306	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420306. Member loan 420306 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,375 / month
Current employer:	Aspire Communications	Debt-to-income ratio:	0.24%
Length of employment:	2 years 10 months	Location:	Murrieta, CA

Home town:
Current & past employers:	Aspire Communications
Education:

This borrower member posted the following loan description, which has not been verified:

My loan request is for the purpose of paying for medical expenses for my sister who fractured her hip while she is here visiting my family. She lives overseas and her insurance doesn't cover her here in the US, however, our doctors said it would be very dangerous for her to fly without having an operation first because the 20-hour flight would create life threatening blood clots. The estimated costs for the surgery is around $34,000, including hospital stay. My sister can only cover $5,000 of that on her own while she is here in the US because she only has savings back home. So my plan is to request for a $25,000 loan from the Lending Club community, and put the remaining $4,000 on my credit card. I have excellent credit and I do have sufficient credit limits on my credit cards, but I do not want to use more than 10-20 percent of the credit limit on the credit cards because this is the way I maintain good credit rating, plus credit card interest rates are variable and are high. I have no debt, other than my mortgage which is less than 10 years from being paid off at very low interest rate, so my income can more than afford the monthly payment of this loan. I always pay my bills on time, and if I can pay off the debt early, I do, which we plan to do with this loan. Once my sister heals from her surgery and can go home, she will withdraw money from her savings to pay me back for this loan, at which time, I plan to pay off the loan completely. I hope my excellent payment history will prove that I will be an ideal borrower and give you the confidence to grant me this loan. Thank you for your consideration and investments.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$102.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420313	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420313. Member loan 420313 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	King County	Debt-to-income ratio:	6.76%
Length of employment:	2 years 1 month	Location:	Woodinville, WA

Home town:
Current & past employers:	King County
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to purchase an existing coffee shop.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	14
Revolving Credit Balance:	$38,898.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420314	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420314. Member loan 420314 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,650 / month
Current employer:	Bay Village of Sarasota	Debt-to-income ratio:	3.79%
Length of employment:	6 years	Location:	Bradenton, FL

Home town:	La Habana
Current & past employers:	Bay Village of Sarasota, THE GLENRIDGE ON PALMER RANCH
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Loan Purpose: Home Improvement (Painting, Landscaping and Remodeling Kitchen and Bathrooms). Properly planned and executed, Home Improvement and Repair Projects "add" comfort and "value" to my home

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,293.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420336	$1,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420336. Member loan 420336 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,812 / month
Current employer:	J&S Masonry	Debt-to-income ratio:	3.63%
Length of employment:	20 years 4 months	Location:	tacoma, WA

Home town:	Sacramento
Current & past employers:	J&S Masonry
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking a lower interest loan to pay down some higher rate debt I've incurred over the last couple of years. In my quest to achieve financial freedom within the next two years I've come up with a solid budget to live by. Sick and tired of the roller coaster that I've bought into and would like help to start the process of prosperous living without the false security credit cards have provided. With $1000.00 I can pay off a couple of my smaller high interest credit cards and apply the minimum amount, once used to pay those two, plus the minimum I would usually apply towards the higher balance cards. Thus creating the snowball effect. I'm figuring that within eighteen months I will have freed up over 880.00 a month that can then be put into a high yield money market account and making money..becoming an assett instead of liability. I am a thirty nine year old man that has worked with Local Union number 1 here in Seattle for over 20 years. There have been short periods of unemployment due to weather (it is Seattle), and temporary breaks in construction scheduling. Over the last 20 years I have never been out of work for more than a month, even during those times I was motivated to find side jobs to make ends meet and pay what was due. Thank you for considering my request to help start my journey to financial freedom..

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,795.00	Public Records On File:	1
Revolving Line Utilization:	95.10%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420375	$1,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420375. Member loan 420375 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	ed smith masonary	Debt-to-income ratio:	23.12%
Length of employment:	8 months	Location:	cortland, NY

Home town:	ithaca
Current & past employers:	ed smith masonary
Education:

This borrower member posted the following loan description, which has not been verified:

i need this money so i can have enought money for the down payment on our new apartment.had to move out of our old place because it was to small. we just recently had a new baby so we need a bigger place. hope you can help us

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,084.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420406	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420406. Member loan 420406 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	academy mailboxes inc.	Debt-to-income ratio:	21.87%
Length of employment:	5 years	Location:	BRONX, NY

Home town:	Bronx
Current & past employers:	academy mailboxes inc.
Education:

This borrower member posted the following loan description, which has not been verified:

looking to get out of my debt by consolidating it to one low monthly payment.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,131.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420411	$5,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420411. Member loan 420411 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	superior bank	Debt-to-income ratio:	4.31%
Length of employment:	6 months	Location:	Montgomery, AL

Home town:	New Orleans
Current & past employers:	superior bank, Starbucks, Chick-Fil-A
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidate 2 cards with balance of apx. $2500 with a 29.99% interest rate and a 27.99% interest rate.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,329.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420457	$5,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420457. Member loan 420457 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Simple Home Buyer, Inc	Debt-to-income ratio:	22.59%
Length of employment:	3 years	Location:	Rocky Face, GA

Home town:	Dalton
Current & past employers:	Simple Home Buyer, Inc, Simple Homes LLC, Simple Management Services LLC
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Loan Request: I am a full time real estate investor. With the drought in financing to acquire homes I have lately been buying mobile homes located in mobile home parks with cash and renting them out. I buy the mobiles with my cash and rehab them. Once the home is completed and filled with a tenant or tenant/buyer I obtain a private lending loan to recover my cost and to move on to the next project. This loan would cover my acquisition and rehab cost for the property. The tenant pays a weekly rent of $120 a week. The lot rent is $170 a month. This property cash flows approximately $350 a month averaged out over the course of a year leaving plenty of room for a loan of $5000. My Experience: I have acquired over 50 properties in the past 3 years and run a property management company that manages over 150 units in the Northwest Georgia area. I have raised over $500,000 in private money for acquiring single family homes over the past 3 years and continue to do so. I can provide documentation of security deeds for mortgages from my private lenders and the cancellations showing that the loans were paid off. I have two full time contractors that work for me and rehab the properties that we acquire and we quickly fill most all of our units. My private money website for the single family homes is located at http://www.privatedollar.com. My management company's website is located at http://www.picksimple.com. Please note that my credit rating may seem risky however in general my score is most affected by my debt to income. I have several mortgages on my report in addition the income on my tax returns being lower due to the number of deductions I take from my business so please keep that in mind. There are no late payments and I can provide references of private lenders who my local area who will verify my timely payments and also references of lenders who have loaned me money before and that I have paid off. Thank you and I look forward to working with you. Sincerely, Michael Shane Wilson

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	47
Revolving Credit Balance:	$22,312.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420464	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420464. Member loan 420464 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,392 / month
Current employer:	GBA	Debt-to-income ratio:	21.81%
Length of employment:	2 years 1 month	Location:	spring hill, KS

Home town:	Aurora
Current & past employers:	GBA, University of Missouri - Columbia
Education:	University of Missouri-Columbia, University of Missouri-Rolla

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for the purpose of financing a vehicle due to the birth of a child. Due to the low cost of the vehicle and private seller an auto loan is not the best option. My wife and I both have great credit and repayment history and most importantly secure employment. Thank you.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,369.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420472	$8,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420472. Member loan 420472 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	9.94%
Length of employment:	n/a	Location:	North Hollywood, CA

Home town:	Yerevan
Current & past employers:	Gohar Gulasarian
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the marketing business and I would need this loan to help me purchase merchandice and hire a new worker. This loan would help me out a lot to get back on my feet and take my business forward. Thank you ! Tigran Danielyan

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,491.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 420490

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420490	$3,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420490. Member loan 420490 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Curtis-Rosenthal, Inc.	Debt-to-income ratio:	10.29%
Length of employment:	17 years	Location:	Redondo Beach, CA

Home town:	Arcadia
Current & past employers:	Curtis-Rosenthal, Inc., Dockins Company (Appraisal Firm - Redondo Beach)
Education:	Loyola Marymount University

This borrower member posted the following loan description, which has not been verified:

I recently moved into a new rental unit at the beginning of June. I had been living for the past 2+ years with a roommate and I had paid the full security deposit of $3,000. With the OK of my landlord, I vacated and my roommate decided to remain at the house on a month-to-month basis. My name has been taken off of the lease. The landlord has retained the security deposit since one roommate remained and advise me to settle the security deposit issue with the remaining roommate. My former-roommate promised to fully reimburse me for the security deposit by mid-June but has failed to do so. Now my former roommate has advised me that she will be giving notice to vacate by the end of July and will tell the landlord that the security deposit should be returned to me. In the mean time, I have paid to get into my new place and had been expecting to have the use of my security deposit funds. My loan request is to cover this money that I previously though I would have the use of but now will likely have to wait until mid-August to actually recieve. I have been employed at my present job for the past 17-years and have a solid repayment record with my accounts. Tom Curtis

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,324.00	Public Records On File:	1
Revolving Line Utilization:	79.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420507	$20,000	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420507. Member loan 420507 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,338 / month
Current employer:	DriveCam, Inc.	Debt-to-income ratio:	19.70%
Length of employment:	1 year 4 months	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:	DriveCam, Inc., Nokia Mobile Phones
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

This is my second try at getting a loan funded here. I had a previous listing, but for whatever reason, LendingClub was "unable to verify my employment status" and pulled the loan. My company's 1 and only HR person is out this week, so I guess that would make it difficult to verify my employment (even with my last two pay stubs). So, here we are, trying it again.... I have $20k in debt. The weighted average interest rate is just under 29%. I currently pay about $600/month in minimum payments, plus up to an additional $400/month as extra payments. At this rate, I will be debt free in 56 months. I am looking to refinance this debt in to a better rate and term, while maintaining a payment in the $700-$1000/month range - which can easily afford. So, how did I accrue this debt? I started a business. My small software business is profitable, and nets about $2k/month - as it has done for the last 18 months. I am not currently taking money out of my business. I live within my means, and did not have any substantial revolving debt before this. I do realize that Lending Club will take fees and so forth, and I will not receive the full amount that I am borrowing. That is fine. I have cash that I will use to pay off the unfinanced remainder of my debt. If you have any questions, please feel free to ask.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$21,085.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420536	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420536. Member loan 420536 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Astrobotic Technology Inc	Debt-to-income ratio:	16.78%
Length of employment:	1 year 3 months	Location:	San Francisco, CA

Home town:	Los Angeles
Current & past employers:	Astrobotic Technology Inc, UBS Investment Bank, Lockheed Martin Corp., Commonwealth Scientific and Industrial Researc Organization
Education:	Carnegie Mellon University

This borrower member posted the following loan description, which has not been verified:

Hello, I am up to winning a $500k NASA sponsored competition called the "Regolith Excavation Challenge" (http://regolith.csewi.org/). What the competition is about is finding new and innovative ways to move dirt on the Moon. This is done by having competitors build robots which can excavate 150kg (330lbs) of "moon dirt" (or more) within 30 minutes, in "lunar conditions". We have already built an initial prototype, which can be seen here: http://www.youtube.com/watch?v=2h85bMvGiJE You can also follow us at: http://moondiggers.com Why we will win: - I have a strong background in robotics. I have previously assisted in leading the "Red Team", a team who eventually won the Urban Challenge for robotics, a competition where cars had to drive themselves in Urban environments. - We have a working prototype, that meets the minimum requirements, and are now iterating to ensure that no one else can match what we have built. For myself, and why I will pay this loan no matter how the competition turns out: - I have a Master's of Science in Robotics from Carnegie Mellon University - I have made 90k+ per year prior to joining the current space startup I am participating in. - If I fail in this competition, my intention is to get a "normal job" until I pay off my debt. - I have never missed a payment, even though I have on occasion had high balances.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,372.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420550	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420550. Member loan 420550 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	St. Thomas More Parish School	Debt-to-income ratio:	8.94%
Length of employment:	9 years 7 months	Location:	Centennial, CO

Home town:	Overlan Park
Current & past employers:	St. Thomas More Parish School
Education:	Metro State College

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to fund a new roof as well as make some other necessary improvements to my home and its rental basement apartment. I own this home outright, have excellent credit and very little debt.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,716.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420567	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420567. Member loan 420567 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	MONTES DE OCA	Debt-to-income ratio:	1.87%
Length of employment:	8 years	Location:	MIAMI, FL

Home town:	BATABANO
Current & past employers:	MONTES DE OCA
Education:

This borrower member posted the following loan description, which has not been verified:

I AM CURRENTLY PURCHASING A BUSINESS. I AM CONFIDENT THAT I AM A RESPONSIBLE AND RELIABLE CANDIDATE SINCE I AM IN THE PROCESS OF INCREASING MY INCOME AND DEVELOPING MY BUSINESS. I PLAN TO PAY OFF THIS LOAN IN LESS THAN 6 MONTHS. I APPRECIATE YOUR CONFIDENCE IN ME AND I PLAN TO CONTINUE DOING BUSINESS WITH YOU. THANK YOU.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,825.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420571	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420571. Member loan 420571 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Army	Debt-to-income ratio:	0.82%
Length of employment:	14 years 5 months	Location:	san antonio, TX

Home town:
Current & past employers:	Army
Education:

This borrower member posted the following loan description, which has not been verified:

Hello i'm intersted in getting a loan for the purchase and installment of a deck to be put in my back yard. i was referred by a friend to this site for he had a great experience with your company.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,125.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420601	$4,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420601. Member loan 420601 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	cheesecake factory	Debt-to-income ratio:	22.84%
Length of employment:	1 year	Location:	richmond, VA

Home town:	chesapeake
Current & past employers:	cheesecake factory, Carrabba's
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

Just need a little loan to get myself a car.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,002.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420612	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420612. Member loan 420612 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Strawberry Limo	Debt-to-income ratio:	9.26%
Length of employment:	4 years	Location:	SAN RAFAEL, CA

Home town:
Current & past employers:	Strawberry Limo
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I???m moving to a new condo and will need some new furniture so thought it would be a good idea to get a loan to furnish it instead of charging the purchases on my credit card. I???ve been working for the same company for almost four years, currently the only debt I have is a $260/mo auto loan.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,391.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420652	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420652. Member loan 420652 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,050 / month
Current employer:	TWM Associates, Inc.	Debt-to-income ratio:	19.27%
Length of employment:	3 years 6 months	Location:	Arlington, VA

Home town:	Newark
Current & past employers:	TWM Associates, Inc., US Air Force, US Army
Education:	University of Maryland-University College, University of Delaware, Hampden-Sydney College

This borrower member posted the following loan description, which has not been verified:

I'm looking to borrow $25,000 to pay off the balance on a credit card that I've canceled. The card in question, issued by Bank of America, is one that I have held for ten years. It always had a 9.9% fixed APR, and regularly offered attractive lower-rate balance transfers, so I used it over time to consolidate debt. I've never missed a payment, on that card or any other debt. Bank of America recently decided, though, that it would increase its rates. My 9.9% fixed APR jumped to 22.65% variable -- and because I get my statements online, I missed the "opt out" notice. I've requested that the card be closed, but it will stay open until paid off, and since the balance is so large, that'll be a while. So, I'm looking to get $25,000 as a fixed-rate loan from LendingClub so that I can pay off the card and let it fade into history. I have plenty of steady, W2 income to support repayment of this loan, including a salaried position in information security, several long-term rental income streams, and monthly pay as an Air Force Reserve officer.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$149,527.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420667	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420667. Member loan 420667 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Richard Goettle, Inc.	Debt-to-income ratio:	0.07%
Length of employment:	11 months	Location:	Cincinnati, OH

Home town:	Cincinnati
Current & past employers:	Richard Goettle, Inc., Atos Origin - 9 years
Education:	Bachelors of Science, Miami University

This borrower member posted the following loan description, which has not been verified:

This note will partially fund the purchase of an ELSA Airplane. This is my dream airplane, low and slow! This note will fund 8,000 of the 14,000 purchase price. The remainder will be funded by cash and personal home equity line of credit. I have been a licensed private pilot for 9 years. I am a very conservative financial planner. I have a considerable IRA balance, no car payment, and no debts other than my mortgage. I could fully fund this purchase with cash and my home equity line of credit, but I prefer to keep that open for emergencies and to fund home remodeling projects. My FICO score would be even higher except for a collection I just became aware of that was posted by Time Warner. Time Warner canceled my automatic payment due to some upgrade to their billing system. I do not regularly read their statements and did not become aware of the issue until 3 months later. Once notified, I immediately paid the entire passed due balance and re-instituted automatic payments. I am still a Time Warner customer. I was not aware this had be posted to my credit report until today. It is my intention to dispute this collection, but I'm assuming this process will take some time to complete. I would like to complete the purchase of this airplane soon.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420675	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420675. Member loan 420675 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	21.30%
Length of employment:	n/a	Location:	Auburn, CA

Home town:	Auburn
Current & past employers:
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I recently graduated from law school and I am now studying for the CA Bar Exam. I have worked full-time at an environmental consulting company for the past 2 years, but have had to cut back my hours to study for the bar exam. I'm seeking a loan to consolidate all of my credit card debt so I can make one lower monthly payment. This loan will be very helpful at this time because I am currently working less hours. I have excellent credit history and I am a very reliable and responsible loan candidate.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$8,710.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420718	$2,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420718. Member loan 420718 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	State University of New York (University at Buffalo)	Debt-to-income ratio:	14.29%
Length of employment:	2 years	Location:	Kenmore, NY

Home town:	Boise
Current & past employers:	State University of New York (University at Buffalo), Raymour & Flanigan Furniture
Education:	SUNY at Buffalo, Northwest Christian College

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate some debt while finishing my degree and my wife is at home with our newborn (stay at home mom by choice!) In addition to my income as a IT Systems Analyst at a major state university, we receive a $4000-6000 stipend every Fall/Spring as part of my full-time student grant package. We plan on repaying this loan promptly! Thanks for your consideration, and God Bless!

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	10	Months Since Last Delinquency:	13
Revolving Credit Balance:	$286.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420739	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420739. Member loan 420739 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Language Door	Debt-to-income ratio:	13.88%
Length of employment:	1 year	Location:	Encino, CA

Home town:	Boston
Current & past employers:	Language Door, Julian Construction, Inc.
Education:	2 Year Meisner Conservatory Program, Santa Monica CA

This borrower member posted the following loan description, which has not been verified:

Hello! I am a responsible female adult that recently got accepted into Angel Academy of Art in Florence, Italy as a full-time student. This is a really big dream for me and I'm so excited that I am getting this opportunity! I do have funds in my savings account that could cover expenses but I prefer to get a loan to cover my tuition and pay for partial living costs. I would love your assistance to help me ease the financial burden of paying everything all at once and depleting my savings account. I have an excellent credit rating and I am responsible with all my bills and would never jeopardize my high credit score. Thank you so much for your consideration and thank you for helping me realize my dream! Ciao ciao! A

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,505.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420812	$7,000	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420812. Member loan 420812 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	5.69%
Length of employment:	n/a	Location:	Pine Mountain, GA

Home town:	atlanta
Current & past employers:	Warner Brothers
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

I am making a film in Ga. When I complete it I will have $450,000 in Tax credits that I can transfer or sell. I need money up front to secure talent.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$9,853.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420832	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420832. Member loan 420832 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,542 / month
Current employer:	Mid-Atlantic Health Care, LLC	Debt-to-income ratio:	7.46%
Length of employment:	2 years 6 months	Location:	Baltimore, MD

Home town:	Freehold
Current & past employers:	Mid-Atlantic Health Care, LLC, Sylvan Learning Center
Education:	The Community College of Baltimore County, Oglethorpe University, Saint Joseph's University

This borrower member posted the following loan description, which has not been verified:

Funds are needed to remodel garden bathroom in master bedroom.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,674.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420841	$20,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420841. Member loan 420841 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,300 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	11.81%
Length of employment:	3 years 7 months	Location:	Highland Lakes, NJ

Home town:	Red Bank
Current & past employers:	Ernst & Young LLP
Education:	Virginia Polytechnic Institute and State University (Virginia Tech), William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

Need loan to consolidate my debt on Credit Cards. Trying to also buy a home

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,998.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420890	$10,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420890. Member loan 420890 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	3.85%
Length of employment:	9 months	Location:	Kent, WA

Home town:
Current & past employers:	New York Life Insurance, Wells Fargo Bank N.A., BMC Group
Education:	NYLIC U - New York Life Insurance Company University

This borrower member posted the following loan description, which has not been verified:

I own my own business and currently have my business expenses going on credit cards which I would like to get away from because interest rates are high and when I have a slower month and the card reaches higher then 50% it dings my credit. I always pay my bills on time and more then the minimum required. For example if the minimum is $25 I will pay $100-$150 or more. I am newer to credit then most and new to owning my own business but I am very consistant in payment amounts and again am always on time. I also have always been very aware of my limits and have only gone over in two or three occasions due to family emergancies and business emergancies happening at once. Consolidation would allow me to focus more on saving and building a bigger cushion in savings and be able to pay off the debt faster. I am consolidation the following: (Note: I do not know the current interest rates exactly I just know they are higher then 7%) 1- Discover HSBC card: owe: 200.00 note: I want to pay off and close - no one takes discover and when I can use it, it becomes to easy to get close to limit. 2- Nordstrom Card Owe: $882.55 + another $550 for repairs to work shoes notes: This balance consists of clothes bought for work so I could conduct professional meetings in suites. 3- Wells Fargo owe: 3507.93 Notes: Main Card for business expenses and equipment purchases. They recently raised interest on everyone who had cards and I would like to bring this card to a zero balance and have as a gas card and an emergancy back up. Total to consolidate: $5140.48 The other $4859.52 i would like to use as a pure cushion for emergancies that could come up in the business and personal. But not to be used other wise.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,375.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420911	$7,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420911. Member loan 420911 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.47%
Length of employment:	n/a	Location:	Berkeley, CA

Home town:	Athens
Current & past employers:	Wal-Mart Stores, Lazard Freres
Education:	Amherst College, Haas School of Business, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

Hi - I'm an entrepreneur with strong schooling (Amherst College BA, UC Berkeley MBA) and strong work experience (Sr Manager at a billion dollar internet company). I also have a strong credit history (a FICO score of 791). I am looking for a $6,000 to help finance an internet company I have founded.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,240.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401782	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401782. Member loan 401782 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Tri-City Technologies	Debt-to-income ratio:	14.00%
Length of employment:	2 years 11 months	Location:	Sacramento, CA

Home town:	Carmichael
Current & past employers:	Tri-City Technologies, Interstate Print Solutions
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

At the end of my college education I needed an additional student loan and because I wasn't working as much as I had previously I required a co-signer. Now the co-signer has financial plans that they would like to persue and would like me to consolidate the loan so I am the sole loan recipient. The loan isn't large, is current, and I pay more than the minimum every month.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,243.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417153	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417153. Member loan 417153 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	ucsf	Debt-to-income ratio:	13.52%
Length of employment:	3 months	Location:	SAN FRANCISCO, CA

Home town:	Providence
Current & past employers:	ucsf
Education:	Boston University, San Francisco State University

This borrower member posted the following loan description, which has not been verified:

To whom it concerns, I am in the market for a modest loan to bridge the gap between salary and what is needed for wedding expenses. Sincerely, Ari Akerstein

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$323.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419611	$11,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419611. Member loan 419611 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Bonus of America, Inc.	Debt-to-income ratio:	11.36%
Length of employment:	1 year 3 months	Location:	McAlester, OK

Home town:	Dallas
Current & past employers:	Bonus of America, Inc., Convergys Corp., Deloitte & Touche, Volunteers of America Oklahoma, Inc.
Education:	New Mexico State University-Alamogordo, Eastern Oklahoma State College, Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

I'm just a simple guy living in OK that's been blessed over the past several years especially since 3/10/2008. I found a great job and was able to relocate near my family. In the past year, I was able to buy my first home and actually feel settled. I'm just trying to finally wrap up some things that I have created for myself and continue on my road to success. I started the online process the other day & got interrupted & am just now getting back to it.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	49
Revolving Credit Balance:	$11,216.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 420804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420804	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420804. Member loan 420804 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	R.Y. hospitality	Debt-to-income ratio:	5.55%
Length of employment:	1 year	Location:	REGO PARK, NY

Home town:	Moscow
Current & past employers:	R.Y. hospitality, wait4me
Education:	CUNY Queens College

This borrower member posted the following loan description, which has not been verified:

I attend queens college and have a year left. I was receiving financial aid for three years but i was denied for my last year. This money will help me pay for classes, buy books, shelter and other everyday expenses.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,676.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420939	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420939. Member loan 420939 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Fiserv Inc.	Debt-to-income ratio:	21.67%
Length of employment:	5 years 8 months	Location:	Alpharetta, GA

Home town:	Syracuse
Current & past employers:	Fiserv Inc.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Consolidate debt on 2 credit cards

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	45
Revolving Credit Balance:	$157,327.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420941	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420941. Member loan 420941 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	Citigroup Inc.	Debt-to-income ratio:	18.25%
Length of employment:	9 years 9 months	Location:	Carrollton, TX

Home town:	Laramie
Current & past employers:	Citigroup Inc., Information Recources Inc, Foote Cone and Belding
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

This loan is to accommodate some wedding expenses for our August wedding. We'll utilize the loan to pay for the reception facility and catering. I have a perfect payment record and great credit history and intend on keeping it that way! ... but I do have a medium to high debt to income ratio, which in the past was never the case, but with the new credit limitations imposed by banks now puts me in that category. I earn a good salary and I've just rented out a house, so have additional monthly income coming in. I'd prefer to pay back the loan quickly. Thanks for your consideration!

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,261.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420983	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420983. Member loan 420983 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Techsolutions Corp	Debt-to-income ratio:	4.85%
Length of employment:	6 years	Location:	Burke, VA

Home town:	Niles
Current & past employers:	Techsolutions Corp, Alaska National Bank, Northwestern National Insurance, Unisys Corp.
Education:	The Wharton School of the University of PA, Ball State University

This borrower member posted the following loan description, which has not been verified:

Cash Flow for new hires and business growth

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$276,570.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421045	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421045. Member loan 421045 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	Braden's Towing	Debt-to-income ratio:	19.26%
Length of employment:	4 years	Location:	WHEELING, WV

Home town:	Wheeling
Current & past employers:	Braden's Towing, Cabelas Retail
Education:	West Liberty State College

This borrower member posted the following loan description, which has not been verified:

I am a responible person who always pays there bills on time. I also always try to pay extra to get things paid off faster. I also have a steady full time job.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,702.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 421049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421049	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421049. Member loan 421049 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Wachovia.Bank	Debt-to-income ratio:	12.99%
Length of employment:	5 years	Location:	ALABASTER, AL

Home town:	Clay
Current & past employers:	Wachovia.Bank, AmSouth Bancorp., SunTrust Banks
Education:	Jefferson State Community College

This borrower member posted the following loan description, which has not been verified:

I am going to be using this loan to get rid of some credit card debt and lower my current car payment. I have great credit and have always paid back any loans.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,727.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421063	$2,500	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421063. Member loan 421063 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Citi Private Bank	Debt-to-income ratio:	12.07%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:	New york
Current & past employers:	Citi Private Bank
Education:	Bentley College

This borrower member posted the following loan description, which has not been verified:

I have started up a new whole selling company with two other partners. We are still maintaining our fulltime jobs and will be able to repay the loan regardless from our current employment. We have already established contacts in the states and overseas for high quality merchandise. This loan would be to purchase initial sample supplies as well as other costs associated with a new business, specifically website and inventory. Our salaries are strong, our jobs secure, but start up capital has been difficult because of cost of living, recession etc. The market is becoming strong and demand is out there. If approved there is a strong chance this loan will be repaid much faster with either profits from the company or our own salaries/bonus (bonus occurs at the beginning of a new year). Thank you

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,336.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421070	$13,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421070. Member loan 421070 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Zeigler Bros., Inc.	Debt-to-income ratio:	7.90%
Length of employment:	2 years 9 months	Location:	Marietta, PA

Home town:
Current & past employers:	Zeigler Bros., Inc.
Education:	Pennsylvania College of Technology

This borrower member posted the following loan description, which has not been verified:

I am currently looking for a $13,000 loan to go toward upcoming wedding expenses. I have been working in the IT field for 5 years and bring home $4,000 a month. I have been with my current employer for 3 years. My fiance is a nurse and brings home $3,500 per month. Over the past two years I have eliminated $10,000 of credit card debt that I accumulated when I was younger. Within the next few months I will be debt free and have an above average score.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	22	Months Since Last Delinquency:	3
Revolving Credit Balance:	$1,053.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421115	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421115. Member loan 421115 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Freeman, D'Aiuto, Pierce, Gurev	Debt-to-income ratio:	8.00%
Length of employment:	7 years 6 months	Location:	Lathrop, CA

Home town:	Walnut Creek
Current & past employers:	Freeman, D'Aiuto, Pierce, Gurev, Law Offices of Lucius A. Cooper
Education:

This borrower member posted the following loan description, which has not been verified:

Last summer I took out a loan for $7,200 and this year I increased that loan up to $10,000; then I just took out an additional loan of $2,600, for a total of $12,600. Unfortunately the interest rate is on these loans is ridiculous. The last loans I took out were to pay off some medical expenses due to my son's unexpected appendectomy and a ridiculously high deductible and to help my daughter pay down a student loan and help with some wedding expenses for her wedding next weekend. I have now raised my med premium so we do not experience the same dilemna relating to unforseen medical expenses and am on a reasonable budget. I do have credit card debt but I haven't missed a payment and at times, paid the monthly balance. I am seeking $15,000 to pay off these two loans and pay off the $15,000 in 3 years. I own my own home which my husband and I purchased this last January, I paid off my vehicle in April of this year and am on my way to making better decisions. I am hoping that someone would be willing to loan me the money so I can continue on this freeing journey. Thank you.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,547.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421134	$2,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421134. Member loan 421134 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Franchise Tax Board	Debt-to-income ratio:	5.70%
Length of employment:	2 years 5 months	Location:	Sacramento, CA

Home town:	Los Angeles
Current & past employers:	Franchise Tax Board, Ogilvy Public Relations World Wide, Sears and Roebuck
Education:	Cosumnes River College, California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I am trying to desperately get my car fixed. It needs about $2000.00 worth of repairs. I have a 1990 Lexus LS 400. I am a student at California State University Sacramento. Please help as best you can. Thank you.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	41
Revolving Credit Balance:	$1,616.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421156	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421156. Member loan 421156 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,864 / month
Current employer:	Self	Debt-to-income ratio:	11.30%
Length of employment:	5 years	Location:	Rohnert Park, CA

Home town:	San Francisco
Current & past employers:	Self
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern. I am recently widowed with 2 children; one child - my daughter - has a chronic illness, having her in and out of the hospital. I have medical bills and was hoping to use my HELOC to pay them as the bills come. Last year I was instructed by my lender, Countrywide, while doing a loan modification on my first mortgage, to put money down on my second mortgage as well. Little did I know that after signing over $ 15,000, my HELOC (Home Equity Line of Credit) would be frozen. Now that I need the additional assets to pay my daughter's medical bills, I can't get to my own money. I am self employed, have excellent credit, receive survivor benefits, pay all of my bills on time, am not in foreclosure. I simply need to have this financial cushion without dipping into my savings. I have looked to my credit union and bank, but they are basically dinging me for being single and self-employed; siting debt to income ratio. Unfortunately I did not choose to have my husband pass away and am making the best of my situation. I am asking for an unsecured loan of $ 10,000. I can pay back the $ 10,000 in a 6 year plan; $150 per month. This is my pledge and works for me financially. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,732.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421182	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421182. Member loan 421182 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,392 / month
Current employer:	Ross Medical Education	Debt-to-income ratio:	24.54%
Length of employment:	6 months	Location:	ANN ARBOR, MI

Home town:	Trenton
Current & past employers:	Ross Medical Education, zales corp
Education:	Northwood University

This borrower member posted the following loan description, which has not been verified:

I originally consolidated with an interest free offer, but missed a payment date and lost that rate. Credit cards are not a good way to pay off debt, so I'd like to make one payment to an account I cannot add debt to. I've taken very good care of my credit score and would like to keep my good standing by not adding new debt to my life. I was unemployed for a short period due to a move and was hit by substantial medical debt which got me into this situation. I can handle my current obligations, but I'd like one fixed rate, one fixed payment and one account to pay on. Thank you, Sarah

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,242.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421193	$19,750	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421193. Member loan 421193 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,167 / month
Current employer:	MPO USA	Debt-to-income ratio:	21.48%
Length of employment:	2 years	Location:	Delray Beach, FL

Home town:	Selma
Current & past employers:	MPO USA, Sam's Club, Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my revolving credit, instead of paying different monthly payments at higher rates, I want to pay one payment at a set rate.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,290.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421211	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421211. Member loan 421211 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,333 / month
Current employer:	A Major Research University	Debt-to-income ratio:	16.29%
Length of employment:	2 years 5 months	Location:	Gainesville, FL

Home town:
Current & past employers:	A Major Research University, A Major Research University Foundation (Ohio), A Regional Comprehensive University (Wisconsin)
Education:	University of Wisconsin-Whitewater, University of Wisconsin-Stevens Point

This borrower member posted the following loan description, which has not been verified:

My wife and I are looking to do in vitro fertilization within the next month. This process requires payment in full for medication and services. We are doing very well financially but need to request a loan to help off-set some of these costs. Any monies remaining will be put towards higher interest rate debt. Both my wife and I have master's degrees. My annual salary is approx. $112,000, and I just recently received a promotion to $140,000/yr. My wife's annual income is approx. $39,000/yr. In addition, we live in Florida, where there is no state income tax. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,742.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421227	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421227. Member loan 421227 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,308 / month
Current employer:	BAPTIST MEDICAL	Debt-to-income ratio:	13.96%
Length of employment:	11 years 5 months	Location:	MONTGOMERY, AL

Home town:	MONTGOMERY
Current & past employers:	BAPTIST MEDICAL
Education:	Troy State University at Montgomery

This borrower member posted the following loan description, which has not been verified:

IM LOOKING FOR LENDERS TO LEND TO ME FOR HOME DOWNPAYMENT FOR NEW HOME.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	26
Revolving Credit Balance:	$25,932.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 421242

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421242	$4,800	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421242. Member loan 421242 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,330 / month
Current employer:	Garmin International	Debt-to-income ratio:	13.27%
Length of employment:	2 years 7 months	Location:	OLATHE, KS

Home town:	Jerusalem
Current & past employers:	Garmin International, Vestcom
Education:	Fox Valley Technical College

This borrower member posted the following loan description, which has not been verified:

I am taking a trip to europe in august, purchase a laptop

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	31
Revolving Credit Balance:	$6,395.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 421252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421252	$2,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421252. Member loan 421252 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Pine Hills Golf Course	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	SHAWANO, WI

Home town:	Antigo
Current & past employers:	Pine Hills Golf Course, University of Wisconsin-Stevens Point
Education:	University of Wisconsin-Stevens Point

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay rent over the summer until I receive my financial aid package for college. I will receive a refund check in the beginning of September for over $4,000.00.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421274	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421274. Member loan 421274 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Great Falls Public Schools	Debt-to-income ratio:	8.74%
Length of employment:	17 years 9 months	Location:	Great Falls, MT

Home town:	Great Falls
Current & past employers:	Great Falls Public Schools, University of Phoenix Online
Education:	The University of Montana, Lesley University, College of Charleston

This borrower member posted the following loan description, which has not been verified:

I live in a 1,000 square foot house which must have been previously owned by...well NOT by Bob Villa. The previous owner "nickel and dimed" every home improvement project which I am now paying for. I started to renovate a bathroom only to find plumbing that was done completely wrong... I called in a plumber... who showed me electrical that was not up to code... I called an electrician... back to the bathroom remodel...and then I find water damage that continues to the basement bathroom and laundry room... which now need a lot of work. My $500 bathroom job has snowballed and I need to get this done right. I don't plan to move, I don't need extravagance... I just want to put my house back together!

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$10,993.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421287	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421287. Member loan 421287 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Valley Forge Fabrics	Debt-to-income ratio:	10.40%
Length of employment:	7 months	Location:	Fort Lauderdale, FL

Home town:	Winter Haven
Current & past employers:	Valley Forge Fabrics
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt that is approx $20,000.00. Currently, I have 4 credit cards that are all under a 10%APR and I am able to make more than the minimum payments on each of them every month, but I don't feel like I am getting ahead. I am not making any new charges on the cards, and I feel I could be more motivated to clear off this debt by making one monthly payment to a loan rather then all these credit cards. Once I am approved for the loan, I plan on making monthly payments of $700.00 mimimum. Thus, I should be out of debt within 28-30 Months. I believe this is the best step for my financial future. Thanks for taking the time to read this and for your consideration.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,680.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 257 dated June 26, 2009